                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           NATIONAL DATA CORPORATION
                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant) Payment of Filing Fee (Check the appropriat e box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------

     5)  Total fee paid:

         -----------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -----------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------

     3)  Filing Party:

         -----------------------------------------------------------------

     4)  Date Filed:

         -----------------------------------------------------------------

[LOGO OF NATIONAL DATA PLAZA APPEARS HERE]

                              NATIONAL DATA PLAZA
                          ATLANTA, GEORGIA 30329-2010

TO THE STOCKHOLDERS:

    The Annual Meeting of Stockholders (the "Annual Meeting") of National Data Corporation, a Delaware corporation (the "Company"), will be held at the Company's offices at National Data Plaza, Atlanta, Georgia, on October 26, 1995, at 11:00 A.M., Atlanta time, for the following purposes:

    1. To elect two directors in Class III to serve until the annual meeting of stockholders in 1998, or until their successors are duly elected and qualified;

    2. To vote on a proposal to amend the National Data Corporation 1987 Stock Option Plan to increase the number of shares that may be issued thereunder from 3,787,500 to 5,287,500 and to limit total grants of options thereunder to any individual to not more than 1,500,000 shares.

    3. To vote on a proposal to amend the National Data Corporation 1983 Restricted Stock Plan to increase the number of shares that may be issued thereunder from 487,500 to 750,000 and to add a performance-based award feature to the plan.

    4. To vote on a proposal to adopt the National Data Corporation 1995 Non-Employee Director Compensation Plan which provides that one-half of the annual retainer payable to the Company's non-employee directors will be paid in shares of Common Stock of the Company in lieu of cash.

    5. To vote on a proposal to amend the National Data Corporation 1984 Non-Employee Director Stock Option Plan to provide for a new series of five additional grants of stock options to purchase 5,000 shares per grant to non-employee directors, to extend exercise rights to the expiration date of the option and to establish a five year vesting schedule.

    6. To vote on a proposal to approve the National Data Corporation 1995 Performance-Based Executive Officer Bonus Plan which provides for performance-based awards to the executive officers of the Company.

    7. To vote on a proposal to amend the Certificate of Incorporation of the Company to increase the number of shares of Common Stock of the Company authorized for issuance from 30,000,000 to 60,000,000.

    8. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Only stockholders of record at the close of business on August 28, 1995 are entitled to notice of, and to vote at, the Annual Meeting. The transfer books will not be closed. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders at the offices of the Company during the ten days prior to the Annual Meeting.

                                  By Order of the Board of Directors


                                  E. MICHAEL INGRAM, Secretary

Dated:  August 30, 1995


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING IN PERSON, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                           NATIONAL DATA CORPORATION
                              NATIONAL DATA PLAZA
                          ATLANTA, GEORGIA  30329-2010

                                                                 August 30, 1995


                                PROXY STATEMENT
                                FOR COMMON STOCK
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 26, 1995

                                  INTRODUCTION

    This Proxy Statement is furnished to holders of the $.125 par value per share Common Stock ("Common Stock") of National Data Corporation, a Delaware corporation (the "Company" or "NDC"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of Common Stock for use at the Annual Meeting of Stockholders to be held at 11:00 A.M. local time at the Company's offices at National Data Plaza, Atlanta, Georgia, on Thursday, October 26, 1995, and at any adjournments thereof (the "Annual Meeting").


    The Annual Meeting will be held for the following purposes: (1) to elect two directors to serve until the 1998 Annual Meeting of Stockholders and until their successors are elected and qualified; (2) to adopt an amendment to the National Data Corporation 1987 Stock Option Plan (the "1987 Plan") to increase the number of shares that may be issued thereunder from 3,787,500 to 5,287,500 and to limit total grants of options thereunder to any individual to not more than 1,500,000 shares; (3) to adopt an amendment to the National Data Corporation 1983 Restricted Stock Plan (the "1983 Plan") to increase the number of shares that may be issued thereunder from 487,500 to 750,000 and to add a performance-based award feature to the plan; (4) to adopt the National Data Corporation 1995 Non-Employee Director Compensation Plan (the "1995 Director Plan") which provides that one-half of the annual retainer payable to the Company's non-employee directors will be paid in shares of Common Stock in lieu of cash; (5) to adopt an amendment to the National Data Corporation 1984 Non-Employee Director Stock Option Plan (the "Director Option Plan") to provide for a new series of five additional grants of stock options to purchase 5,000 shares per grant to non-employee directors, to extend exercise rights to the expiration date of the option and to establish a five year vesting schedule; (6) to adopt the National Data Corporation 1995 Performance-Based Executive Officer Bonus Plan (the "Executive Bonus Plan") which provides for performance-based awards to the executive officers of the Company; (7) to adopt an amendment to the Company's Certificate of Incorporation (the "Certificate") to increase the number of shares of Common Stock authorized for issuance from 30,000,000 to 60,000,000; and (8) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    The Company's mailing address and the location of its principal offices are National Data Plaza, Atlanta, Georgia 30329-2010. This Proxy Statement and the accompanying Proxy are first being mailed to stockholders of the Company on or about August 30, 1995.


STOCKHOLDERS ENTITLED TO VOTE


    Only stockholders of record of the Company at the close of business on August 28, 1995 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 22,630,667 shares of the Common Stock issued and outstanding held by approximately 2,084 stockholders of record. The Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of stockholders of record on the Record Date. Pursuant to the Certificate of the Company, holders of Common Stock are entitled to one vote per share.

    The Company effected a three-for-two stock split of the Common Stock in the form of a stock dividend on March 20, 1995. All numbers of shares and prices per share relating to the Common Stock set forth in this Proxy Statement have been restated to reflect such stock split.

QUORUM AND VOTING REQUIREMENTS

    The holders of Common Stock are entitled to one vote per share of Common Stock. Pursuant to the Company's Bylaws, the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. For the purpose of determining the presence of a quorum, abstentions and broker nonvotes will be counted as present.

    Proposal 1, the election of two directors, will require the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting at which a quorum is present. With respect to Proposal 1, the election of directors, stockholders may (i) vote "for" the nominees, (ii) "withhold authority" to vote for the nominees or (iii) withhold authority to vote for any individual nominee or nominees but vote for all other nominees. Because Proposal 1 will require the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting at which a quorum is present, an abstention and a broker nonvote (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others) will have the same effect as a vote to "withhold authority" although they would be counted as present for purposes of determining the existence of a quorum.

    With respect to Proposals 2 through 6, stockholders may (i) vote "for ,"
(ii) vote "against," or (iii) "abstain" from voting on the proposal. Proposals 2 through 6 will require the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting at which a quorum is present, and, therefore, an abstention and a broker nonvote will have the same effect as a vote "against." With respect to Proposal 7, stockholders may (i) vote "for," (ii) vote "against," or (iii) "abstain" from voting on the proposal. Proposal 7 will require the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon, and, therefore, an abstention and a broker nonvote will have the same effect as a vote "against."

PROXIES

    If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such Proxy. IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR (1) THE ELECTION OF ALL DIRECTOR NOMINEES; (2) THE AMENDMENT OF THE 1987 PLAN; (3) THE AMENDMENT OF THE 1983 PLAN; (4) THE ADOPTION OF THE 1995 DIRECTOR PLAN; (5) THE AMENDMENT OF THE DIRECTOR OPTION PLAN; (6) THE ADOPTION OF THE EXECUTIVE BONUS PLAN; (7) THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION; AND (8) IN THE BEST JUDGMENT OF SUCH PROXIES AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

    A stockholder who has given a Proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of Proxies should be addressed as follows: National Data Corporation, National Data Plaza, Atlanta, Georgia 30329-2010, Attention: E. Michael Ingram, Secretary.

                           1.  ELECTION OF DIRECTORS


    The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in successive years. The terms of directors of Class III expire with this Annual Meeting. The terms of office of directors in Class I and Class II expire at the 1996 and 1997 annual meetings of stockholders, respectively. The stockholders are being asked to vote on the election to Class III of Mr. Don W. Sands and Ms. J. Veronica Biggins.


    Each Class III director will be elected to hold office until the 1998 annual meeting of stockholders and thereafter until a successor has been duly elected and qualified. The persons named in the enclosed proxy intend to vote the shares represented thereby in favor of the election to the Board of the Class III nominees whose names appear below, unless authority to vote for the nominees is withheld or such proxy has previously been revoked. It is anticipated that management stockholders of the Company will grant authority to vote for the election of the nominees. In the event that the nominees are unable to serve (which is not anticipated), the persons designated as proxies will cast votes for such other persons as they may select.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR ELECTION AS DIRECTORS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE NOMINEES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

CERTAIN INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth the names of the nominees and the directors continuing in office, their ages, the month and year in which they first became directors of the Company, their positions with the Company, their principal occupations and employers for at least the past five years, and any other directorships held by them in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940. For information concerning membership on committees of the Board, see "Other Information About the Board and its Committees" below.

                             NOMINEES FOR DIRECTOR



                    MONTH AND        POSITIONS WITH THE COMPANY, PRINCIPAL
                   YEAR FIRST      OCCUPATIONS DURING AT LEAST THE PAST FIVE
NAME AND AGE    BECAME A DIRECTOR       YEARS, AND OTHER DIRECTORSHIPS
- --------------  -----------------  -----------------------------------------
                                   CLASS III
                FOR THREE-YEAR TERM EXPIRING ANNUAL MEETING 1998

Don W. Sands         September 1989        Director of the Company
  (69)                                     Member of the Board of Directors,
                                           Georgia World Congress Center,
                                           Atlanta (since 1985); Chief Executive
                                           Officer Emeritus and Counselor to the
                                           Board of Directors of Gold Kist, Inc.
                                           (a diversified agricultural
                                           cooperative association), Atlanta
                                           (since November 1991); President,
                                           Chief Executive Officer, and Chairman
                                           of the Management Executive Committee
                                           of Gold Kist, Inc. (1988-1991);
                                           Director of Golden Poultry Co.

J. Veronica Biggins          --            Consultant, Heidrick & Struggles
     (48)                                  (since 1995); Assistant to the
                                           President of the United States
                                           (1994-1995); Executive Vice
                                           President, NationsBank of Georgia
                                           (1973-1994); Director, Kaiser
                                           Foundation; Director, HealthPlan of
                                           Georgia, Inc.


                       MEMBERS OF THE BOARD OF DIRECTORS
                              CONTINUING IN OFFICE


                    MONTH AND      POSITIONS WITH THE COMPANY, PRINCIPAL
                   YEAR FIRST      OCCUPATIONS DURING AT LEAST THE PAST
NAME AND AGE    BECAME A DIRECTOR   FIVE YEARS, AND OTHER DIRECTORSHIPS
- --------------  -----------------  -------------------------------------
                                    CLASS I
                       TERM EXPIRING ANNUAL MEETING 1996

Robert A. Yellowlees         April 1985    Chairman of the Board (since June
     (56)                                  1992), and President, Chief
                                           Executive Officer and Chief
                                           Operating Officer (since May 1992)
                                           and Director (since 1987) of the
                                           Company Chairman, Spectrum Research
                                           Group, Inc. (consultants on the
                                           management of technology), Atlanta;
                                           Director of John H. Harland Co.

James B. Edwards             January 1989  Director of the Company
     (68)                                  President, The Medical University of
                                           South Carolina (since November
                                           1982); Director of the Harry Frank
                                           Guggenheim Foundation, Phillips
                                           Petroleum Company, The William
                                           Benton Foundation, Encyclopedia
                                           Britannica, Inc., SCANA Corporation,
                                           Imo Industries, Inc., WMX
                                           Technologies, Inc. and
                                           Norfolk-Southern Corporation
                                           Advisory Board.


                                    CLASS II
                       TERM EXPIRING ANNUAL MEETING 1997

Edward L. Barlow             January 1969  Director of the Company
     (60)                                  General Partner, Whitcom Partners
                                           (an investment partnership), New
                                           York.

Neil Williams                April 1977    Director of the Company
     (59)                                  Managing Partner, Alston & Bird
                                           (Attorneys and Counsel for the
                                           Company), Atlanta.

OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

    Meetings and Compensation. During the fiscal year ended May 31, 1995, the Company's Board of Directors held 12 meetings. During the last fiscal year, the Company's policy regarding the compensation of directors was to pay directors who are not also employees of the Company an annual retainer of $2,000 per month plus $1,000 per meeting attended. Each member of the Audit and Compensation Committees received $1,000 per Audit or Compensation Committee meeting attended in addition to his other compensation as a director. As of June 1, 1995, the Board of Directors adopted the 1995 Director Plan which, subject to approval of the stockholders at the Annual Meeting, provides for the payment of one-half of the annual retainer of the Company's non-employee directors in shares of Common Stock in lieu of cash. See "Proposal 4 - Approval of 1995 Non-Employee Director Compensation Plan" below.


    Non-employee directors who were initially elected to the Board of Directors prior to January 1, 1995, are also eligible for certain retirement benefits. Each such non-employee director with five or more years of service to the Company as a director is entitled to receive a retirement benefit on the later of (a) the first day of the month on or after his seventieth birthday, or (b) his retirement date. The retirement benefit will generally continue annually thereafter for the lesser of (i) the number of years equal to the number of years the individual served as a director or (ii) ten years. In the case of non-employee directors with greater than ten years service as a director on the effective date of the retirement plan (December 18, 1991), however, the retirement benefit will continue for fifteen years. Retirement benefits may be paid to a retired director prior to his attaining age 70 if the retired director is at least age 60, with not less than ten years of service as a director. The retirement benefit will be calculated from a base amount equal to the annual retainer for non-employee directors in effect on the date of a director's retirement. The retired director would receive as the retirement benefit 50% of the base amount plus 10% for each year of service up to 100% of the base amount for ten years' service. As of August 1, 1995, Messrs. Sands, Edwards, Barlow, and Williams had 6, 6-8/12, 26-8/12, and 18-5/12 years of service as directors for purposes of the retirement plan. In the event of a change in control of the Company, each non-employee director will be deemed to have completed 10 years of service as a director and will be paid the retirement benefit if his service as a director of the Company is terminated, with his benefit commencing upon his termination as a director.


    The Company also maintains the Director Option Plan which most recently provided that each eligible director was to receive up to five options to purchase 7,500 shares, one for each year of service as a director, and all of the non-employee directors received such option grants. The proposed amendment of the Director Option Plan to be considered at the Annual Meeting provides for a new series of five additional grants of options to purchase 5,000 shares per grant and a new five year vesting schedule. Options previously granted under the Directors Plan are exercisable immediately at a price equal to the fair market value (as defined in the Directors Plan) of Common Stock at the date of the grant. See "Proposal 5 - Amendment of 1984 Non-Employee Director Stock Option Plan" for information regarding grants of stock options under the Director Option Plan during the last fiscal year and the proposed amendment of the Director Option Plan.


    Committees. The Company's Board of Directors has an Audit Committee and a Compensation Committee. The Company does not have a nominating committee. The full Board of Directors performs the function which would be performed by a nominating committee. Certain information regarding the functions of the Board's Committees and their present membership is provided below.

    Audit Committee. The Company's Board of Directors has an Audit Committee composed of Messrs. Barlow (Chairman), Sands and Williams. The Audit Committee annually reviews and recommends to the Board the firm to be engaged as independent auditors for the next fiscal year, reviews with the independent auditors the plan and results of the auditing engagement, reviews the scope and results of the Company's procedures for internal auditing, and inquires as to the adequacy of the Company's internal accounting controls. During the fiscal year ended May 31, 1995, the Audit Committee held two meetings, each of which was separate from regular Board meetings.


    Compensation Committee Interlocks and Insider Participation. The Board of Directors also has a Compensation Committee composed of Messrs. Sands (Chairman), Edwards and Barlow. This Committee reviews and recommends to the Board levels of compensation and performance criteria for the Company's executive officers and administers the Company's 1982 Incentive Stock Option Plan, the 1983 Plan and the 1987 Plan. During the fiscal year ended May 31, 1995, the Compensation and Stock Option Committees of the Board were consolidated into the Compensation Committee. During the last fiscal year, the Compensation Committee held six meetings, all of which were separate from regular Board meetings. None of the members of the Compensation Committee served as an officer or an employee of the Company during the fiscal year ended May 31, 1995.

COMMON STOCK OWNERSHIP OF MANAGEMENT

    The following table sets forth information as of August 1, 1995, with respect to the beneficial ownership of Common Stock by the nominees to the Board, directors of the Company, by each of the executive officers named in the Summary Compensation Table, and by the 14 persons, as a group, who were directors and/or executive officers of the Company on August 1, 1995.




                                AMOUNT AND NATURE OF      PERCENT OF
NAME                          BENEFICIAL OWNERSHIP (1)     CLASS (1)
- ----                        ----------------------------  -----------

Edward L. Barlow                     113,072(2)                *
Neil Williams                         75,066(3)                *
Robert A. Yellowlees                 613,174(4)                2.7%
James B. Edwards                      38,522(5)                *
Don W. Sands                          49,322(6)                *
J. Veronica Biggins                       --                    --
J. David Lyons                        14,001(7)                *
James R. Henderson                    31,250(8)                *
Jerry W. Braxton                      47,017(9)                *
Kevin C. Shea                         83,782(10)               *

All Directors and
   Executive Officers
   (14 persons) as a Group         1,173,351(11)               5.0%

___________________
*  Less than one percent.
(1) The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. The beneficial owner has both voting and investment power over the shares, unless otherwise indicated.
(2) This amount includes 55,500 shares of Common Stock of which Mr. Barlow has the right to acquire beneficial ownership.
(3) This amount includes 55,500 shares of Common Stock of which Mr. Williams has the right to acquire beneficial ownership.
(4) This amount includes 384,250 shares of Common Stock of which Mr. Yellowlees has the right to acquire beneficial ownership, 30,000 shares held by The Yellowlees Charitable Trust, of which Mr. Yellowlees is the Trustee, and 2,839 shares held by Mr. Yellowlees' wife as to which he disclaims all beneficial ownership.
(5) This amount includes 37,500 shares of Common Stock of which Mr. Edwards has the right to acquire beneficial ownership.
(6) This amount includes 37,500 shares of Common Stock of which Mr. Sands has the right to acquire beneficial ownership.
(7) This amount includes 12,501 shares of Common Stock of which Mr. Lyons has the right to acquire beneficial ownership and 1,500 shares of restricted stock over which he currently has sole voting power only.
(8) This amount consists of 25,250 shares of Common Stock of which Mr. Henderson has the right to acquire beneficial ownership and 3,500 shares of restricted stock over which he currently has sole voting power only.
(9) This amount includes 35,376 shares of Common Stock of which Mr. Braxton has the right to acquire beneficial ownership and 3,750 shares of restricted stock over which he currently has sole voting power only.
(10) This amount includes 69,379 shares of Common Stock of which Mr. Shea has the right to acquire beneficial ownership and 3,750 shares of restricted stock over which he currently has sole voting power only.
(11) This amount includes 791,759 shares of Common Stock of which the directors and executive officers, as a group, have the right to acquire beneficial ownership and 40,250 shares of restricted stock over which the beneficial owners have sole voting power only.

COMMON STOCK OWNERSHIP BY CERTAIN OTHER PERSONS

    The following table sets forth information as of the date indicated with respect to the only persons who are known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock.



                                                  AMOUNT AND
                                                    NATURE
NAME AND ADDRESS                                OF BENEFICIAL     PERCENT OF
OF BENEFICIAL OWNER               DATE          OWNERSHIP (1)        CLASS
- -------------------              ------         -------------    -------------
Prudential Insurance        February 7, 1995      1,283,100           5.7%
 Company of America(2)
Prudential Plaza
Newark, NJ 07102-3777
Montgomery Asset (3)        February 11, 1994     1,181,223           5.2%
 Management, L.P.
600 Montgomery Street
San Francisco, CA 94111

____________________
(1) Adjusted to give effect to a three-for-two stock split effected on March 20, 1995.

(2) This information is contained in a Schedule 13G dated February 7, 1995 filed by Prudential Insurance Company of America with the Securities and Exchange Commission, a copy of which was received by the Company. Such
     Schedule 13G states that Prudential Insurance Company has sole voting and shared dispositive power with respect to all such shares.

(3) This information is contained in a Schedule 13G dated February 11, 1994 filed by Montgomery Asset Management, L.P. with the Securities and Exchange Commission, a copy of which was received by the Company. Such Schedule 13G states that Montgomery Asset Management has sole voting and dispositive power with respect to all such shares.

REPORT OF THE COMPENSATION COMMITTEE

     As previously noted, the Compensation Committee and Stock Option Committee have been combined into one Compensation Committee. Decisions on compensation and stock-based plans are made by the three-member Compensation Committee. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Decisions of the Compensation Committee related to stock-based plans are made solely by that committee in order for awards or grants under the Company's equity-based plans to satisfy Rule 16b-3 pursuant to the Securities Exchange Act of 1934, as amended.


     The Company's primary objective in designing and implementing its compensation programs is to maximize stockholder value over time through alignment of employee performance with business goals and strategies that serve stockholders' interests. The overall goal of the Compensation Committee is to develop executive compensation and equity-based programs which are consistent with and linked to the Company's strategic and annual business objectives.


  Compensation Philosophy


     The Compensation Committee has adopted certain principles which are applied in structuring the compensation opportunity for executive officers. These are:


              LONG TERM AND AT-RISK FOCUS. A significant percentage of total compensation for executive officers should be composed of long term, at-risk rewards to focus senior management on the long term interests of stockholders. Equity-based plans should comprise a major part of the long term, at-risk portion of total compensation to encourage stockholder value-based management decisions, and to link compensation to Company performance and stockholder interests.

              SHORT TERM AND AT RISK FOCUS. A significant portion of cash compensation for executives is linked to achievement of annual business plans or performance objectives. This includes cash bonuses that may be approved by the Compensation Committee relating to those objectives. There is real risk in bonuses paid under this plan, recognizing variability in individual, unit and overall company performance.

              COMPETITIVENESS. Base pay and total compensation should be competitive with other similar companies based upon size, products and markets. A proxy survey of peer group companies is conducted periodically. The peer group surveyed includes appropriate companies contained in the Standard and Poor's Computer Software and Services Index used in the stockholder return analysis shown later, in addition to other firms in the Company's business sectors.

  Stock Option Awards and Restricted Stock Grants

     Equity-based compensation comprises a significant portion of the Company's executive officer compensation programs. These plans are administered solely by the Compensation Committee. There are two Company plans utilized for this component of executive officer, long term, equity-oriented compensation. These involve Stock Options and Restricted Stock grants:

              STOCK OPTIONS. Options provide executive officers with the opportunity to achieve an equity interest in the Company. Stock options are granted at 100% of fair market value on the date of grant and have 10-year terms. Effective with grants after May 31, 1994, stock options vest two years after the date of grant with respect to 20% of the shares granted, an additional 25% after three years, an additional 25% after four years, and the remaining 30% after five years. The objective is to emphasize a long term focus by key employees in the acquisition and holding of Common Stock. The number of stock options granted to an individual is based upon the responsibility level of the individual's position and the individual's potential to contribute to future growth of the Company as evidenced by current performance, with an objective of fostering broad-based equity participation. Annual grant amounts vary as a result of the Company's prior year and potential future performance and the number of options required to achieve target grant values based on the prevailing fair market value of the Common Stock.


              RESTRICTED STOCK. Restricted stock grants are designed to be granted on a selective basis to key employees to further focus them on the longer term performance of the Company. Grants of restricted shares are subject to forfeiture if a grantee, among other conditions, fails to perform or leaves the Company prior to expiration of the restricted period. Restricted periods are generally from two to three years.


  Target Stock Ownership

     The Company's Board of Directors and management believe that significant stock ownership is a major incentive in building stockholder value and aligning the interests of executives and stockholders. The Board has therefore adopted guidelines for minimum stock ownership by senior executives.

     To encourage this growth in stockholder wealth, the Company believes that senior executives who are in a position to make a significant contribution to the long term success of the Company should have a significant stake in its ongoing success. Guidelines are based upon a multiple of base salary and range from .8 to 3 times annual salary amounts. Executives are encouraged to achieve these guidelines by building stock ownership over a period of approximately five years beginning with fiscal year 1995.

  Chief Executive Officer's Compensation

     Mr. Yellowlees' fiscal year 1995 compensation derived primarily from commitments under Mr. Yellowlees' employment agreement (see "Employment Agreements - Robert A. Yellowlees" below) entered into prior to fiscal year 1995. The only decisions affecting compensation made after that date related to Mr. Yellowlees' specific annual performance goals, results evaluation, and resulting fiscal year 1995 incentive bonus payment.


     Mr. Yellowlees' target annual bonus was set in his employment agreement, based upon quantitative and qualitative performance factors. In deciding upon Mr. Yellowlees' fiscal year 1995 bonus payment, the factors given the greatest weight were the Company's 32% improvement from year to year in earnings per share, 17% growth in revenue, 38% improvement in productivity (as reflected by operating income growth), and 95% increase in market valuation. In addition, the Compensation Committee recognized the progress made in developing and refining strategies and the progress made in implementing those strategies in the health care and payment systems businesses.

     Effective June 1, 1994, Mr. Yellowlees received a base compensation increase of 8.2%. This increase was based upon the Compensation Committee's evaluation of Mr. Yellowlees' performance for fiscal year 1994. During a six month period from March through September 1994, Mr. Yellowlees waived 10% of his base compensation in recognition of the need to set a leadership example in the continuing effort to reduce expenses.

     The Compensation Committee's general approach in setting Mr. Yellowlees target annual compensation is to seek to be competitive with other companies in the Company's industry, but to have a large percentage of his target compensation based upon current year performance as well as actions to provide sustained long term growth in stockholder value. To accomplish this a mix of cash, restricted stock and stock options are provided to Mr. Yellowlees, which include a significant element of risk that is based upon the Company's performance. In accordance with this general approach, and in recognition of Mr. Yellowlees' performance results in fiscal year 1994 the Stock Option Committee awarded Mr. Yellowlees 22,500 shares of restricted stock and granted him options to purchase 150,000 shares of Common Stock.

     In May 1994, the Compensation Committee recommended, and the full Board of Directors initiated action to extend Mr. Yellowlees' employment agreement for a term of three years from the expiration of his existing agreement. See "Employment Agreements" below for a full summary of the terms of such renewal. The decision to renew Mr. Yellowlees' employment agreement was based on several factors. Included among the considerations were the progress made in developing a new strategy for the Company focusing on revenue growth and productivity improvements, as well as the Company's financial and market valuation performance during the first two years of Mr. Yellowlees' tenure and the outlook for continuation of these trends. Also considered was the requirement in Mr. Yellowlees' existing agreement that its renewal be negotiated by the end of the second year of the current agreement.


     In consideration of this renewal term and as an incentive to sustained growth in stockholder value, the Compensation Committee awarded Mr. Yellowlees an additional non-qualified stock option effective May 18, 1995, at the outset of the three year period of his renewal employment agreement in lieu of determining a separate grant in each year. There are three separate components to the grant, each subsequent annual component having a 12% higher exercise price or premium over the prior year. See "Compensation and Other Benefits -- Option Grants" and "Compensation and Other Benefits -- Employment Agreements" below. While this grant is for future fiscal years 1996, 1997 and 1998, it is reported here and elsewhere in this proxy statement because it was granted during fiscal year 1995. The Compensation Committee believes that it is in the best interests of the Company's stockholders to ensure the retention of Mr. Yellowlees for this renewal term.


                             COMPENSATION COMMITTEE
                             Don W. Sands, Chairman
                                James B. Edwards
                                Edward L. Barlow

COMPENSATION AND OTHER BENEFITS

    The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended May 31, 1995 ("1995 fiscal year"), 1994 ("1994 fiscal year") and 1993 ("1993 fiscal year"), for (i) the Chief Executive Officer of the Company; and (ii) each of the four other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers"). Share numbers for all fiscal years shown have been adjusted to give effect to a three-for-two stock split effected on March 20, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                 Long Term Compensation
                                                                         --------------------------------------
                                                                                         Awards
                                                                         --------------------------------------
                                            Annual Compensation                                  Securities       All Other
Name and                     Fiscal     ----------------------------      Restricted Stock       Underlying     Compensation
Principal Position            Year      Salary ($)     Bonus ($)           Award(s) ($)(1)      Options (#)(2)     ($)(3)
- ---------------------------  ------     ---------   ----------------      ----------------      -------------    -----------
Robert A. Yellowlees           1995       458,354            690,000           240,001              600,000           67,283
  Chairman and Chief           1994       427,806            175,000           396,500              174,000           66,488
  Executive Officer,           1993       399,557             95,000         1,259,250              207,000           57,131
  President and Chief
  Operating  Officer
Jerry W. Braxton               1995       175,834             70,000            40,000               26,250            6,038
  Chief Financial              1994       158,077             20,000            45,750               15,001            5,321
  Officer                      1993       145,976             40,000               ---               18,000              834
J. David Lyons                 1995       185,000             55,000            16,000               22,500            7,846
  General Manager,             1994       168,635             55,917(4)            ---               37,501            1,440
  Payment Services             1993(5)        ---                ---               ---                  ---              ---
James R. Henderson             1995       185,000             41,000            16,000               15,000            1,373
  General Manager,             1994       185,000             19,500            45,750               19,500            1,114
  Pharmacy and Dental          1993       131,032             45,000               ---               37,500              310
  Application Systems
Kevin C. Shea                  1995       159,975             55,000            40,000               22,500              663
  General Manager,             1994       144,200             19,000            45,750               15,001              488
  Integrated Payment           1993       141,741             40,000               ---               28,002            1,027
  Systems

_______________
(1) All awards of restricted shares to the Named Executive Officers have been made under the 1983 Plan and are valued in the table based upon the closing market prices of the Common Stock on the grant dates. Grantees have the right to vote and dividends are payable to the grantees with respect to all awards of restricted shares reported in this column. As of May 31, 1995, the shares listed in the table were the only outstanding grants of restricted shares. The restrictions on 54,501, 54,498, 54,498 and 39,000 shares awarded to Mr. Yellowlees expired on June 1, 1993, June 1, 1994, June 1, 1995 and May 17, 1995, respectively. The restrictions on 4,500 shares awarded to each of Messrs. Braxton and Shea expired on June 28, 1995, and the restrictions on 2,500 shares awarded to Mr. Henderson expired on that date. The value of the restricted stock held by the Named Executive Officers at May 31, 1995 was $1,597,709, $171,188, $31,125, $124,500, and
     $171,188 for Messrs. Yellowlees, Braxton, Lyons, Henderson, and Shea, respectively. The numbers of shares of restricted stock held by Messrs. Yellowlees, Braxton, Lyons, Henderson, and Shea at May 31, 1995 were 76,998, 8,250, 1,500, 6,000, and 8,250, respectively.
(2) All option awards granted to the Named Executive Officers were made under the 1987 Plan.
(3) For the 1995 fiscal year, includes for each of the indicated individuals the following amounts representing (i) Company contributions to the Company's Employee Savings Plan: Mr. Yellowlees - $4,500, Mr. Braxton - $5,046 and Mr. Lyons - $4,966 and (ii) insurance premiums paid by the Company for term life insurance policies for the benefit of the Named Executive Officer: Mr. Yellowlees - $62,783; Mr. Braxton - $992; Mr. Lyons
     - $2,880; Mr. Henderson - $1,373 and Mr. Shea - $663.
(4) Mr. Lyons received $47,917 of his bonus amount as a one-time award made pursuant to the terms of his initial employment arrangements.
(5)  Mr. Lyons became an executive officer in June 1993.

     Option Grants. The following table sets forth information on options granted to the Named Executive Officers in the 1995 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR



                                                Individual Grants
                           ----------------------------------------------------------
                             Number of           % of Total
                             Securities            Options
                             Underlying          Granted to
                              Options           Employees in            Exercise
                              Granted            Fiscal Year            or Base            Expiration           Grant Date
Name                          (#)(1)(2)            ($/Sh)                Price                Date          Present Value (3)
- ----                          ---------      -------------------   ------------------  -------------------  ------------------
Robert A. Yellowlees            150,000                 13.4%             $11.167               6/1/04          $  844,500(4)
                                150,000(5)              13.4%              20.125              5/18/05           1,762,500(6)
                                150,000(5)(7)           13.4%               22.54              5/18/06           1,753,500(8)
                                150,000(5)(7)           13.4%              25.245              5/18/07           1,743,000(9)
Jerry W. Braxton                 26,250                  2.4%              11.167               6/1/04             147,788(4)
J. David Lyons                   22,500                  2.0%              11.167               6/1/04             126,675(4)
James R. Henderson               15,000                  1.3%              11.167               6/1/04              84,450(4)
Kevin C. Shea                    22,500                  2.0%              11.167               6/1/04             126,675(4)

___________________

(1) The total number of shares covered by options granted to employees in the 1995 fiscal year was 665,325.
(2) These options were granted under the 1987 Plan. Except for Mr. Yellowlees, the option agreements governing these grants provide that during each of the four successive twelve-month periods of continued employment commencing on the date two years after the grant date the option becomes exercisable on a cumulative basis as to 20%, 45%, 70% and 100%, respectively, of the total shares covered by such option grant. Pursuant to the 1987 Plan, the Compensation Committee of the Company's Board of Directors at any time before the termination of an option may accelerate the time or times at which such option may be exercised, in whole or in part. For information regarding the vesting of Mr. Yellowlees' options, see "Employment Agreements -- Robert A. Yellowlees" below.
(3) These grant date values, based on the Black-Scholes option pricing model, are for illustrative purposes only, and are not intended to be a forecast of what future performance will be.
(4) This value is based upon the following assumptions: (i) an expected stock price volatility of 49%; (ii) a risk-free rate of return of 7.41%; (iii) a current dividend yield of 2.6%; and (iv) a term of grant of 10 years.

(5) Granted pursuant to the first renewal to Mr. Yellowlees employment agreement in lieu of separate grants for each of the three years of the renewal agreement. See "--Employment Agreements" below.
(6) This value is based upon the following assumptions: (i) an expected stock price volatility of 48%; (ii) a risk-free rate of return of 7.24%; (iii) a current dividend yield of 1.46%; and (iv) a term of grant of 10 years.
(7) Granted subject to the approval by the stockholders at the Annual Meeting of the 1987 Plan Amendments. See Proposal 2 below.
(8) This value is based upon the following assumptions: (i) an expected stock price volatility of 49%; (ii) a risk-free rate of return of 7.31%; (iii) a current dividend yield of 1.46%; and (iv) a term of grant of 11 years.
(9) This value is based upon the following assumptions: (i) an expected stock price volatility of 49%; (ii) a risk-free rate of return of 7.37%; (iii) a current dividend yield of 1.46%; and (iv) a term of grant of 12 years.

     Option Exercises and Fiscal Year-End Values. The following table sets forth information on the number and value of unexercised options held by the Named Executive Officers as of May 31, 1995. None of the Named Executive Officers exercised options during the fiscal year ended May 31, 1995.

                              FY-END OPTION VALUES


                              Number of Securities              Value of Unexercised
                         Underlying Unexercised Options         In-the-Money Options
                             at Fiscal Year-End (#)             at Fiscal Year-End ($)
                        ---------------------------------       ----------------------
Name                    Exercisable         Unexercisable     Exercisable    Unexercisable
                        ------------        -------------     -----------    -------------
Robert A. Yellowlees       384,250              767,750        $5,070,197     $5,163,947
Jerry W. Braxton            35,376               46,375           441,020        490,926
J. David Lyons              12,501               47,500           132,302        480,206
James R. Henderson          25,250               46,750           361,105        576,895
Kevin C. Shea               63,754               43,750           848,989        475,519


    Retirement Plan. The Company maintains the National Data Corporation Employees' Retirement Plan (the "Retirement Plan"), which provides monthly benefits upon retirement to eligible employees, including officers. Most employees become participants in the Retirement Plan after meeting certain minimal eligibility requirements. The benefits provided upon normal retirement at age 60 are equal to the sum of (i) a basic benefit based solely on the number of the employee's completed years of continuous service at his normal retirement date and (ii) a supplemental benefit calculated under a formula based on years of continuous service and the employee's average earnings during the five years of highest compensation during the ten years preceding his retirement, reduced by an amount equal to 75% of the primary social security benefits to which the employee is entitled. The term "earnings" for purposes of the Retirement Plan means compensation of any kind paid by the Company to the participating employee as reported on Internal Revenue Service Form W-2, but excluding the cost of certain employee benefits (as defined) and excluding amounts which become taxable to the employee under a stock option or other stock plan. The Retirement Plan covers all eligible employees retiring after its effective date. The following table shows estimated annual retirement benefits payable to participants in the Retirement Plan on a straight life annuity basis upon retirement in specified years of continuous service and remuneration classes. The annual benefit amounts have been computed by multiplying the monthly benefit payable under the Retirement Plan by 12. Also, under current law the retirement benefit for an employee at age 65 cannot exceed $112,221 per year.



               HIGHEST                 ESTIMATED ANNUAL RETIREMENT BENEFITS
                                -------------------------------------------------
           FIVE-YEAR AVERAGE              YEARS OF CONTINUOUS SERVICE (1)
                                -------------------------------------------------
            ANNUAL EARNINGS          15        20        25        30        35

               $144,000           $33,120  $ 44,160  $ 55,200  $ 66,240  $ 77,280
                192,000            43,620    58,560    73,200    87,840   102,480
                240,000            54,720    72,960    91,200   109,440   112,221
                288,000            65,520    87,360   109,200   112,221   112,221
                336,000            76,320   101,760   112,221   112,221   112,221
                384,000            87,120   112,221   112,221   112,221   112,221
                432,000            97,920   112,221   112,221   112,221   112,221

- ---------------
(1) The average annual earnings for the highest five years over the last 10-year period and the eligible years of credited service as of May 31, 1995 for each of the Named Executive Officers was as follows: Mr. Yellowlees (3-1/12 years) $425,968; Mr. Braxton (3-4/12 years) $178,551; Mr. Lyons
     (1-10/12 year) $189,526; Mr. Henderson (2-8/12 years) $183,677 and Mr.
     Shea (8-2/12 years) $164,413. The amounts shown in the column "Salary" in the Summary Compensation Table above are substantially equal to the compensation of the individuals named in such table for purposes of the Retirement Plan.

  Employment Agreements.

     Robert A. Yellowlees. The Company entered into an employment agreement with Robert A. Yellowlees, effective as of May 18, 1992, providing for his employment as Chief Executive Officer, President and Chief Operating Officer for a term continuing through May 17, 1995, subject to earlier termination in certain events, which agreement was renewed effective May 18, 1995 for an additional three year term ending May 17, 1998. The agreement provides for subsequent three year renewal terms upon mutual agreement. The agreement also provides that Mr. Yellowlees will serve as Chairman of the Board and that during the term of the agreement the Company will use its best efforts to cause him to be nominated and elected as a director of the Company.

     The agreement initially provided for a minimum annual base salary of $395,000, subject to yearly review, and additional annual bonus targets equal to Mr. Yellowlees' base salary for each year for which the bonus is to be paid.
The actual bonus paid for any year may range from none to 150% of the target amount and will be based upon qualitative and quantitative standards agreed upon by Mr. Yellowlees and the Company, upon recommendation by the Compensation Committee of the Board of Directors and approval by the Board. The bonus is paid, at Mr. Yellowlees' election, in whole or in part in shares of Common Stock. Mr. Yellowlees is also entitled to participate in all other benefit plans maintained by the Company for executive officers, and his years of service as a director while an employee will be included in his years of service for purposes of determination of eligibility for benefits under and computation of the amount of benefits payable under the Retirement Plan for Non-Employee Directors described above. See "Retirement Plan for Non-Employee Directors."
In addition, the Company is required to maintain on behalf of Mr. Yellowlees, or reimburse Mr. Yellowlees for the premiums paid for, specified life insurance and additional disability insurance coverage, with the Company's payments not to exceed $55,000 per year.

     Pursuant to the agreement, Mr. Yellowlees also was granted an initial option for 135,000 shares of Common Stock at an option price of $6.17 per share under the 1987 Plan and was awarded 163,500 shares of Common Stock as restricted stock under the 1983 Restricted Stock Plan. Of the shares of restricted stock, 54,500 were released from escrow on each of June 1, 1993, June 1, 1994 and June 1, 1995.

     Upon termination of the agreement prior to expiration of its term (including any renewals) (i) as a result of Mr. Yellowlees' physical or mental incapacity, (ii) by the Company other than as a result of specified misconduct by Mr. Yellowlees, or (iii) by Mr. Yellowlees following a significant change in his employment duties or conditions within three years after a change in control of the Company (as defined in the agreement), (a) the Company will be required to pay Mr. Yellowlees a severance benefit equal to three times the greater of
(A) his average annual compensation during the preceding three years or (B) his current year compensation plus a bonus amount equal to 75% of his current year salary, (b) the Restricted Stock awarded to him will be fully and immediately vested, (c) all stock options held by Mr. Yellowlees will be fully and immediately vested, and (d) the Company will pay Mr. Yellowlees 75% of the target amount of the bonus for the fiscal year in which his employment was terminated. For purposes of this provision of the agreement, Mr. Yellowlees' average annual compensation is currently $762,353. Also, upon termination of the agreement by the Company other than as a result of specified misconduct by Mr. Yellowlees or by Mr. Yellowlees following a significant change in his employment duties or conditions within three years after a change in control of the Company, the Company is required to maintain Mr. Yellowlees' participation in existing employee benefit plans until the earlier of three years after his termination of employment or commencement of his full-time employment with a new employer. The agreement also provides that upon its termination as a result of Mr. Yellowlees' death, the restricted stock awarded to him and all stock options granted to him will be fully vested.

     The Company, during fiscal year 1994, entered into a first renewal employment agreement with Mr. Yellowlees, as contemplated in the initial employment agreement described above. The renewal agreement became effective as of May 18, 1995, and provides for Mr. Yellowlees' continued employment as chairman and chief executive officer and president and chief operating officer of the Company for a second three year term continuing through May 17, 1998. The renewal agreement provides for subsequent three-year renewal terms upon mutual agreement. The renewal agreement also provides that during the term of the renewal agreement the Company will use its best efforts to cause him to be nominated and elected as a director of the Company.

     The renewal agreement is essentially identical to the original employment agreement, except as follows. The renewal agreement provides for a minimum annual base salary of $470,000. Under the renewal agreement, the Company granted Mr. Yellowlees an additional non-qualified stock option effective May 18, 1995, at the outset of the three-year period of the renewal agreement in lieu of three separate grants. The grant contains a premium grant price feature that provides added incentive to increase stockholder value. A total of 450,000 shares of Common Stock under the 1987 Plan were allocated to this grant. The option agreement includes the following provisions:

          (A) One-third of the shares subject to the option have an exercise price equal to $20.125 per share, the closing price of the Common Stock on the date the grant was approved by the Board. The shares subject to this grant will vest as follows: 20% on May 17, 1997, an additional 25% on May 17, 1998, an additional 25% on May 17, 1999, and an additional 30% on May 17, 2000.

          (B) One-third of the shares subject to the option have an exercise price equal to $22.54 per share, 112% of the exercise price for the shares described in (A) above. The shares subject to the grant under this paragraph will vest as follows: 20% on May 17, 1998, an additional 25% on May 17, 1999, an additional 25% on May 17, 2000, and an additional 30% on May 17, 2001.

          (C) One-third of the shares subject to the option have an exercise price equal to $25.245 per share, 124% of the exercise price for the shares described in (A) above. The shares subject to the grant under this paragraph will vest as follows: 20% on May 17, 1999, an additional 25% on May 17, 2000, an additional 25% on May 17, 2001, and an additional 30% on May 17, 2002.

The option agreement also provides for the immediate and full vesting of the options in the event of (i) a change in control of the company, (ii) the death or physical or mental incapacity of Mr. Yellowlees, (iii) the termination of employment of Mr. Yellowlees or (iv) non-renewal of his employment agreement for an additional three year term upon the expiration of the renewal agreement on May 17, 1998.

    Executive Severance Agreements. In addition to Mr. Yellowlees' employment agreement described above, the Company has entered into compensation agreements with Messrs. Braxton and Shea and certain other key Company officers. The agreements provide that in the event that the executive officer is terminated other than for cause (as defined in the agreements), by reason of death or by reason of disability (as defined in the agreements), or if the officer resigns after a significant change in his employment conditions as specified by the agreements during the three year period following a change in control (as defined in the agreements) of the Company, the officer would be entitled to payment of a severance benefit. The severance benefit would be equal to approximately three times the officer's average annual taxable compensation from the Company during the five year period immediately preceding the officer's termination as described above, with such multiple of three reduced by the number of years, if any, that the officer remained employed by the Company following such change of control. In addition, the Company would be required to maintain the officer's participation in existing group life, medical, accident, and equivalent plans for a period of three years (reduced by the number of years the officer remained employed by the Company following the change of control) or until the executive had earlier taken other full time employment. The amounts of the average annual taxable compensation during the five fiscal years ended May 31, 1995, for the Named Executive Officers who are parties to such agreements were approximately the following: Mr. Braxton $177,489 and Mr. Shea $179,678.

STOCKHOLDER RETURN ANALYSIS.

    The following line-graph presentation compares cumulative stockholder returns of the Company with Standard & Poor's Computer Software and Services Index and Standard and Poor's 500 Stock Index for the five year period beginning on May 31, 1990 (assuming the investment of $100 in the Company's Common Stock, Standard & Poor's Computer Software and Services Index and Standard and Poor's 500 Stock Index and reinvestment of all dividends).


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
               AMONG NATIONAL DATA CORPORATION, THE S&P 500 INDEX
                 AND THE S&P COMPUTER SOFTWARE & SERVICES INDEX

                    2.  AMENDMENT OF 1987 STOCK OPTION PLAN

     The Company's 1987 Stock Option Plan (the "1987 Plan") was approved by the stockholders of the Company at the 1987 annual meeting of stockholders. The 1987 Plan was amended at the 1991 annual meeting of stockholders to increase the number of shares of Common Stock available from 2,475,000 to 3,187,500 shares, and was also amended at the 1992 annual meeting of stockholders to increase the number of shares of Common Stock available from 3,187,500 to 3,787,500 shares. On July 19, 1995, the Board of Directors approved amendments to the 1987 Plan (the "1987 Plan Amendments") and directed that such amendments be submitted to the stockholders for approval at the Annual Meeting. It is anticipated that management stockholders of the Company will grant authority to vote for approval of the 1987 Plan Amendments.

     The 1987 Plan currently provides that a maximum of 3,787,500 shares of Common Stock shall be reserved and made available for sale thereunder. As of August 1, 1995, there were 99,308 shares available for grant under the 1987 Plan. In addition, the Compensation Committee as of that date had granted an option to purchase 300,000 shares of Common Stock pursuant to the 1987 Plan, which grant was expressly conditioned on approval of the 1987 Plan Amendments at the Annual Meeting.


     The 1987 Plan Amendments would make an additional 1,500,000 shares available for award under the 1987 Plan by increasing the maximum number of shares of Common Stock as to which options may be granted under the 1987 Plan (except by operation of the adjustment provisions of the 1987 Plan) from 3,787,500 to 5,287,500 shares. The 1987 Plan Amendments are intended to provide additional shares of Common Stock so that the Compensation Committee may continue to make grants of stock options at a competitive level to key employees as a performance incentive to the achievement of stockholder value-related goals. It is estimated that the recommended number of shares, if approved, would meet the Company's needs for three to four years based on current trends.


     The 1987 Plan Amendments would also provide that options with respect to no more than a total of 1,500,000 shares of Common Stock may be granted to any individual pursuant to the 1987 Plan. Such limitation on the number of options that may be granted to any individual is being submitted for stockholder approval in order to preserve the deductibility by the Company of the value of nonqualified stock options granted to certain employees under Section 162(m) of the Internal Revenue Code (the "Code").

     Under the 1987 Plan, key employees are eligible for the grant of options to purchase shares of Common Stock. Currently, approximately 180 key employees are eligible for the grant of awards. Options granted under the 1987 Plan may qualify as incentive stock options under Section 422 of the Code or nonqualified stock options. Any key employee of the Company who, in the opinion of the Compensation Committee, has proven the potential for contributing significantly to the effective management and supervision of the Company or its subsidiaries is eligible for grants under the 1987 Plan. The Compensation Committee determines the grant value and the number of shares of Common Stock subject to each grant and prescribes the other terms and conditions of each grant.


     The exercise price for incentive stock options granted under the 1987 Plan is 100% of the fair market value on the date the option is granted. The exercise price for nonqualified stock options granted under the 1987 Plan shall be determined by the Compensation Committee and may be equal to or less or more than the fair market value of the shares of Common Stock subject to the nonqualified stock option on the date of grant of such option. Options will expire and become exercisable at such time and in such installments as the Compensation Committee shall determine. The exercise price of an option is payable in cash or other form of legal consideration accepted by the Compensation Committee. The fair market value of the Common Stock underlying options outstanding under the 1987 Plan was $25.25 per share as of August 25, 1995.

     The following table presents information regarding options granted under the 1987 Plan to certain individuals and groups during fiscal 1995.



                                                                    EXERCISE
                                                                   PRICE PER
                                                   NUMBER OF        SHARE AT
           NAME                 POSITION            OPTIONS      TIME OF GRANT
        ---------            ---------------     ------------    --------------
Robert A. Yellowlees         Chairman and          150,000       $  11.167
                             Chief Executive       150,000(2)       20.125
                             Officer, President    150,000(2)        22.54
                             and Chief             150,000(2)       25.245
                             Operating Officer
Jerry W. Braxton             Chief Financial        26,250          11.167
                             Officer
J. David Lyons               General Manager,       22,500          11.167
                             Payment Services
James R. Henderson           General Manager,       15,000          11.167
                             Pharmacy and Dental
                             Application Systems
Kevin C. Shea                General Manager,       22,500          11.167
                             Integrated
                             Payment Systems
All Current Executive                              297,000          11.167
 Officers
All Employees                                      368,325          11.70 (1)
     Total                                       1,115,325          11.70 (1)

- ------------------
(1) Reflects the average exercise price per share pursuant to such options.
(2) Granted pursuant to the first renewal to Mr. Yellowlees employment agreement in lieu of separate grants for each of the three years of the renewal agreement. See "Compensation and Other Benefits -- Employment Agreements."

     Under the Code, the optionee of an incentive stock option will not realize taxable income on the grant or the exercise of the incentive stock option and the Company will not receive an income tax deduction at either such time. If the optionee does not sell the shares of Common Stock acquired upon exercise of an incentive stock option within either (i) two years after the grant of the incentive stock option or (ii) one year after the date of the exercise of the incentive stock option, the gain upon a subsequent sale of the shares will be taxed as long-term gain. The difference between the exercise price and the fair market value of the shares received upon exercise, however, can affect an optionee's alternative minimum tax.

     If the optionee, within either of the above periods, disposes of the shares of the Common Stock acquired upon exercise of the incentive stock option, the optionee will realize as ordinary income an amount equal to the lesser of (i) the gain realized by the optionee upon such disposition, or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. In such event, the Company will be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee. The gain in excess of such amount realized by the optionee as ordinary income would be taxed as a long-term or short-term capital gain depending upon the holding period requirements for long-term or short-term capital gain treatment. If an optionee exercises an incentive stock option following his or her termination of employment, the incentive stock option must be exercised within three months following such termination (12 months if termination is due to death or disability) to receive incentive stock option tax treatment. Exercise of an incentive stock option after these dates will result in such options being taxed as nonqualified stock options.

     The aggregate fair market value of the shares (determined at the time the incentive stock option is granted) subject to incentive stock options granted to a key employee under all stock option plans of the

Company and the Company's subsidiaries (if any), and that become exercisable for the first time by such key employee during any calendar year may not exceed $100,000. Any incentive stock options granted to any employee who, immediately after the grant of such option, would own more than 10% of the total combined voting power of all classes of the Company's stock must have an exercise price of not less than 110% of the fair market value of the Common Stock on the date of grant and a term of no more than five years.

     Under present law, the optionee of a nonqualified stock option realizes no taxable income upon the grant of such option, but upon the exercise of such option the optionee will realize ordinary income equal to the difference between the market value of the stock received at the time of exercise and the amount paid for the stock. Under present law, the Company is permitted to consider the income realized by the optionee at the time of exercise of a nonqualified stock option as a tax deductible expense. Since June 1, 1994, all options granted under 1987 Plan have been nonqualified stock options.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE 1987 PLAN AMENDMENTS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE APPROVAL OF PROPOSAL 2.

                  3.  AMENDMENT OF 1983 RESTRICTED STOCK PLAN

     The Company's 1983 Restricted Stock Plan (the "1983 Plan") was approved by the stockholders of the Company at the 1983 annual meeting of stockholders. The 1983 Plan was amended at the 1991 annual meeting of stockholders to increase the number of shares of Common Stock available from 150,000 to 262,500 shares and to provide that the 1983 Plan will terminate on July 11, 2003. At the 1992 annual meeting of stockholders, the 1983 Plan was further amended to increase the number of shares of Common Stock available from 262,500 to 487,500 shares. On July 19, 1995, the Board of Directors approved amendments to the 1983 Plan (the "1983 Plan Amendments") and directed that such amendments be submitted to the stockholders for approval at the Annual Meeting. It is anticipated that management stockholders of the Company will grant authority to vote for approval of the 1983 Plan Amendments.

     The 1983 Plan currently provides that a maximum of 487,500 shares of Common Stock shall be reserved and made available for award thereunder and that the 1983 Plan shall terminate on July 11, 2003. Of the 487,500 reserve shares, 442,502 shares have been awarded to employees, of which 123,498 shares had been released from escrow as of August 1, 1995.

     The 1983 Plan Amendments would make an additional 262,500 shares available for award under the 1983 Plan by increasing the maximum number of shares of Common Stock as to which awards may be granted under the 1983 Plan (except by operation of the adjustment provisions of the 1983 Plan) from 487,500 to 750,000 shares. The 1983 Plan Amendments would provide a sufficient supply of shares so that the Compensation Committee could continue to make grants to key employees on a highly selective basis. Restricted stock grants serve as both a meaningful performance incentive and a strong aid in the retention of key employees. Based on current trends and usage, it is estimated that the additional shares, if approved, would meet the Company's needs for an additional three to four years.


     The 1983 Plan Amendments also would add a provision to the 1983 Plan which would allow the Compensation Committee to establish certain performance goals with respect to grants of restricted stock under the 1983 Plan. The 1983 Plan, as amended, would provide that for each grant of restricted stock an overall performance goal may be set. A "performance goal" shall mean the criteria and objectives, determined by the Compensation Committee, which must be met during the applicable performance period for the restricted period to expire with respect to restricted stock awarded under the 1983 Plan. Performance goals shall include one or a combination of the following: shareholder value; earnings per share; earnings before interest, taxes, depreciation and amortization; net income; profit contribution; target gross revenue; and return on equity. The performance goal may be stated as dollar amount, as a percent increase, as a target percent, or as an amount or percent of change over time. Further, under the 1983 Plan, as amended, the exact terms of each grant of restricted stock, including the performance goals, would be within the discretion of the Compensation Committee, but in no instance could the value of the restricted shares released upon the attainment of a performance goal level exceed $5,000,000. Such amendments relating to performance goals under the 1983 Plan are being submitted for stockholder approval in order to preserve the deductibility by the Company of performance-based compensation to certain employees under Code Section 162(m).

     Under the 1983 Plan, key employees are eligible for the grant of awards of restricted Common Stock. Currently, approximately 180 key employees are eligible for the grant of awards. Any key employee of the Company who, in the opinion of the Compensation Committee, has proven the potential for contributing significantly to the effective management and supervision of the business of the Company or its subsidiaries is eligible for awards under the 1983 Plan. The Compensation Committee determines the employees to whom restricted stock should be awarded, the number of shares of restricted stock subject to each award and prescribes the other terms and conditions of each award. Shares subject to an award granted under the 1983 Plan are held in escrow and released to the grantee only upon the grantee's satisfaction of conditions prescribed by the Compensation Committee.


     The fair market value of the Common Stock awarded as restricted stock under the 1983 Plan was $25.25 per share as of August 25, 1995.


     The following table presents information regarding shares granted as restricted stock under the 1983 Plan to certain individuals and groups during fiscal 1995.


                                                         NUMBER OF SHARES OF
           NAME                      POSITION          RESTRICTED STOCK GRANTED
         --------            ------------------------- ------------------------
Robert A. Yellowlees         Chairman of the Board               22,500
                             and President, Chief
                             Executive Officer and
                             Chief Operating Officer
David Lyons                  General Manager, Payment             1,500
                             Services
James R. Henderson           General Manager,                     1,500
                             Pharmacy and Dental
                             Application Systems
Jerry W. Braxton             Chief Financial Officer              3,750
Kevin C. Shea                General Manager,                     3,750
                             Integrated Payment
                             Systems
All Current Executive                                            38,250
 Officers as a Group
All Other Employees                                                 -0-
     Total                                                       38,250

     Unless an election is made as described in the following paragraph, a key employee to whom restricted stock is awarded will not realize taxable income, and the Company will not receive an income tax deduction, upon the award of restricted stock under the 1983 Plan because such stock is considered to be subject to a substantial risk of forfeiture for tax purposes. At the time shares of restricted stock are released from escrow, however, the key employee to whom such shares were awarded will realize ordinary income and the Company is entitled to an income tax deduction. The extent of the key employee's income and the measure of the Company's income tax deduction will be in an amount equal to the fair market value of the shares of restricted stock at the time of release from escrow. If a key employee disposes of shares of restricted stock subsequent to release from escrow, the gain realized from such disposition generally will be eligible for capital gains treatment (short or long-term depending on the employee's holding period), and the employee's basis in such shares will be in the amount of the fair market value of such shares at the time of release from escrow. If cash dividends are paid with respect to shares of restricted stock while such shares are held in escrow, such dividends will be treated as ordinary income to the key employee to whom such shares were awarded and the Company will receive a corresponding income tax deduction. The delivery of the shares from escrow and the payment of any cash dividends will be subject to applicable federal income tax withholding requirements.

     Notwithstanding the foregoing, a key employee may elect to be taxed at the time of an award of Common Stock under the 1983 Plan even though such Common Stock is considered to be subject to a substantial risk of forfeiture. If such an election is made, the employee's compensation and the Company's deduction are measured by the fair market value of the shares of Common Stock on the date of the award, an amount which may be more or less than the compensation recognized absent such an election. Were an employee subsequently to forfeit restricted stock as to which such an election was made, the employee may not be entitled to any deduction or loss.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS GRANT AUTHORITY TO VOTE "FOR" APPROVAL OF THE 1983 PLAN AMENDMENTS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL. THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE APPROVAL OF PROPOSAL 3.

         4.  APPROVAL OF 1995 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

     On May 23, 1995, the Board of Directors adopted a resolution approving the 1995 Non-Employee Director Compensation Plan (the "1995 Director Plan"). The 1995 Director Plan is subject to stockholder approval, and is presented to the holders of the Common Stock at the Annual Meeting for consideration and approval. Stockholder approval of the 1995 Director Plan is sought to qualify the 1995 Director Plan under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and thereby render certain transactions under the 1995 Director Plan exempt from certain provisions of the 1934 Act.

     The 1995 Director Plan is intended to advance the interests of the Company by encouraging ownership of the Company's Common Stock by non-employee directors of the Company, thereby giving such directors an increased incentive to devote their efforts to the success of the Company. The following is a summary of the provisions of the 1995 Director Plan, which summary is qualified in its entirety by reference to the 1995 Director Plan. A copy of the 1995 Director Plan may be obtained from the Secretary of the Company.

     The non-employee directors are entitled automatically to receive on June 1 of each year, in lieu of their cash retainer, that number of shares of Common Stock, rounded up to the next whole share, with a fair market value equal to 50% of the total annual retainer paid to non-employee directors. Fair market value is defined in the 1995 Director Plan to be the closing sales price of the Common Stock on the New York Stock Exchange on June 1 of each year, or the first trading day thereafter. The annual retainer of non-employee directors is defined to include the monthly compensation paid ($2,000 per month for fiscal
1995) and excludes any fees paid for attending meetings of the Board of Directors or committees thereof, and also excludes reimbursement for travel or other out-of-pocket expenses. The 1995 Director Plan provides that up to 25,000 shares of Common Stock be available to be issued to directors who are not employees of the Company for payment of one-half of their annual retainer as provided for by the 1995 Director Plan.

     As of June 1, 1995, each of Messrs. Sands, Edwards, Barlow and Williams was issued 572 shares of Common Stock based on the fair market value of the Common Stock on that date of $21.00 per share and the current annual retainer for the non-employee directors of $24,000.

     Under present law, the non-employee directors must treat the fair market value of the Common Stock as income received on the date of grant and the Company is permitted to consider the amount of income as a tax deductible expense.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS GRANT AUTHORITY TO VOTE "FOR" APPROVAL OF THE 1995 DIRECTOR PLAN. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE APPROVAL OF PROPOSAL 4.


         5.  AMENDMENT OF 1984 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Company's 1984 Non-Employee Director Stock Option Plan (the "Director Option Plan") was approved by the stockholders at the 1984 annual meeting of stockholders and amended by the stockholders at the 1989 annual meeting of stockholders. The Director Option Plan initially provided that stock options could be granted thereunder to directors who were not employees of the Company for up to a total of 157,500 shares of Common Stock, and each such director was entitled automatically to receive an option to purchase 4,500 shares for each completed year of service as a director after his election by the stockholders, up to five such options. As amended in 1989, the Director Option Plan provided that non-employee directors may be granted options for up to a total of 345,000 shares under the Director Option Plan; that each eligible director may receive up to five options to purchase 7,500 shares, one for each year of service as a director, following approval by the stockholders in 1989 of the amendments to the Director Option Plan; and that each newly elected director be granted an option to acquire 7,500 shares after the first annual meeting of stockholders following such director's election.

     On July 19, 1995, the Board of Directors approved amendments to the Director Option Plan (the "Director Option Plan Amendments") to provide that non-employee directors shall receive up to five additional options each to purchase 5,000 shares, one for each year of service as a director, following approval by the stockholders at the Annual Meeting. The Director Option Plan Amendments also provide that any option granted under the Director Option Plan would not terminate 120 days after the retirement of the director, but instead would remain exercisable for the remaining term of the option.


     Currently, options granted under the Director Option Plan are exercisable immediately at a price equal to the fair market value (as defined in the Director Option Plan) of Common Stock at the date of grant. Pursuant to the Director Option Plan Amendments, options granted under the Director Option Plan will be granted at a price equal to the fair market value (as defined in the Director Option Plan) of Common Stock at the date of grant and will vest 20% two years after the date of grant, an additional 25% after three years, an additional 25% after four years, and the remaining 30% after five years. The fair market value of the Common Stock subject to options outstanding under the Director Option Plan was $25.25 per share as of August 25, 1995.


     The only option granted under the Director Option Plan during fiscal 1995 was to Ira C. Herbert for 7,500 shares of Common Stock at an exercise price per share of $13.92. Mr. Herbert died on March 4, 1995.

     Under present law, the optionee of a nonqualified stock option realizes no taxable income upon the grant of such option, but upon the exercise of such option the optionee will realize taxable income equal to the difference between the market value of the stock received at the time of exercise and the amount paid for the stock. Under present law, the Company is permitted to consider the income realized by the optionee at the time of exercise of an unqualified stock option as a tax deductible expense.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS GRANT AUTHORITY TO VOTE "FOR" APPROVAL OF THE DIRECTOR OPTION PLAN AMENDMENTS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE APPROVAL OF PROPOSAL 5.


     6.   APPROVAL OF 1995 PERFORMANCE-BASED EXECUTIVE OFFICER BONUS PLAN

     On July 19, 1995, the Board of Directors adopted a resolution approving the 1995 Performance-Based Executive Officer Bonus Plan (the "Executive Bonus Plan"). The Executive Bonus Plan is subject to stockholder approval, and is presented to the holders of the Common Stock at the Annual Meeting for consideration and approval in order to preserve the deductibility by the Company of performance-based compensation to certain employees under Code Section 162(m).

     The Executive Bonus Plan is designed to provide a performance incentive for the Company's executive officers based on the attainment of strategic business objectives which would be established to demonstrate a clear link between the executive's compensation and increasing stockholder value.


     Under the Executive Bonus Plan, the Compensation Committee would establish a performance goal for each participating executive officer for each fiscal year. The performance goal would be the objective which must be met during the fiscal year in order for the applicable executive officer to receive payment of an award under the Executive Bonus Plan. The performance goal shall be based on one or more of the following: net income; earnings per share; earnings before interest, taxes, depreciation and amortization; operating income and/or margin percentage of revenue; profit contribution; return on equity; return on invested capital; or gross revenue. Further, the performance goal may be stated in terms of a dollar amount, a percentage increase, a target percentage or as an amount or percent of change over time. Each performance goal in addition would be subdivided into levels representing (i) the minimum level of achievement below which no award would be made; (ii) the target level at which 100% of the annual award would be payable; and (iii) if the performance goal is exceeded, the maximum level at which the maximum award would be payable. Additional intermediate levels may be determined. All awards under the Executive Bonus Plan will be taxed as ordinary income to the recipient.

     The Compensation Committee would have discretion under the Executive Bonus Plan to set the annual award amount for each participating executive officer. However, the maximum award payable to any individual shall not exceed $500,000.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS GRANT AUTHORITY TO VOTE "FOR" APPROVAL OF THE EXECUTIVE BONUS PLAN. IF A CHOICE IS SPECIFIED ON A PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE APPROVAL OF PROPOSAL 6.

                 7.  AMENDMENT OF CERTIFICATE OF INCORPORATION

     On July 19, 1995, the Board of Directors adopted a resolution approving an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 60,000,000. The amendment is subject to stockholder approval, and is presented to the holders of the Common Stock at the Annual Meeting for consideration and approval. If approved by the stockholders, the proposed amendment will become effective upon the filing of an amendment to the Company's Certificate of Incorporation with the Secretary of State of Delaware, which will occur as soon as reasonably practicable.


     As of August 25, 1995, the Company had 22,629,467 shares of Common Stock issued and outstanding, and the Board of Directors of the Company has recommended the amendment to the Certificate in order to provide the Company with a sufficient number of authorized shares of Common Stock for the Company's general corporate needs. The Board of Directors believes that the availability of additional shares will provide the Company with the flexibility to issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans or other proper corporate purposes which may be identified in the future by the Board of Directors, without the possible expense and delay of a special stockholders' meeting. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for persons who do not purchase additional shares to maintain their pro rata interest in the Company, on such stockholders' percentage voting power.


     The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the Company's stockholders, except as may be required by applicable law or by the rules of the New York Stock Exchange or other stock exchange or national securities association trading system on which the securities may be listed or traded.
Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights.

     The Company has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of Common Stock proposed to be authorized. The Board of Directors does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of the Company and its then existing stockholders. Any future issuance of Common Stock will be subject to the rights of holders of outstanding shares of any preferred stock which the Company may issue in the future.

     Although the Company has no present intention to issue shares of Common Stock in the future in order to make acquisition of control of the Company more difficult, future issuances of Common Stock could have that effect. For example, the acquisition of shares of the Common Stock by an entity in order to acquire control of the Company might be discouraged through the public or private issuance of additional shares of Common Stock, since such issuance would dilute the stock ownership of the acquiring entity. Common Stock also could be issued to existing stockholders as a dividend or privately placed with purchasers who might side with the Board of Directors in opposing a takeover bid, thus discouraging such a bid. The Board of Directors also is authorized to issue preferred stock in one or more series and to fix the rights, preferences and privileges thereof without any further vote or action by the stockholders. The issuance of preferred stock also may have the effect of delaying, deferring or preventing a change in control of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS GRANT AUTHORITY TO VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR THE APPROVAL OF PROPOSAL 7.

                                    AUDITORS

    Arthur Andersen LLP served as the Company's auditors for the four fiscal years ended May 31, 1995, and that firm of independent public accountants is serving as auditors for the Company for the current fiscal year which began June 1, 1995. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                            SOLICITATION OF PROXIES

    The cost of soliciting proxies will be borne by the Company. In addition to solicitation of stockholders of record by mail, telephone, or personal contact, arrangements will be made with brokerage houses to furnish proxy materials to their principals, and the Company may reimburse them for mailing expenses. Custodians and fiduciaries will be supplied with proxy materials to forward to beneficial owners of Common Stock. The Company has also engaged Georgeson & Co. to solicit proxies on behalf of the Company, and it is estimated that Georgeson & Co.'s fees for its services will not exceed $10,000.

                                 OTHER MATTERS

    Management does not know of any matters to be brought before the Annual Meeting other than those referred to above. If any other matters properly come before the meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

    Whether or not you expect to be present at the meeting in person, please vote, sign, date, and return promptly the enclosed proxy in the enclosed envelope. No postage is necessary if the proxy is mailed in the United States.

                             STOCKHOLDER PROPOSALS


    Proposals of stockholders intended to be presented for consideration at the 1996 Annual Meeting of Stockholders of the Company must be received by the Company at its principal executive offices on or before May 3, 1996, in order to be included in the Company's proxy statement and form of proxy relating to the 1996 Annual Meeting of Stockholders.


                            SECTION 16(A) REPORTING

    Based solely on a review of the copies of reporting forms furnished to the Company, or written representations that no annual forms (Form 5) were required, the Company believes that, during the 1995 fiscal year, all of its officers, directors and 10% stockholders complied with the reporting requirements of the Securities and Exchange Commission regarding their ownership and changes in ownership of Common Stock (as required pursuant to Section 16(a) of the Securities Exchange Act of 1934).

PROXY
                           NATIONAL DATA CORPORATION
                                ATLANTA, GEORGIA
                         ANNUAL MEETING OF STOCKHOLDERS


    The undersigned stockholder of National Data Corporation (the "Company"), Atlanta, Georgia, hereby constitutes and appoints Robert A. Yellowlees or E. Michael Ingram or either one of them, each with full power of substitution, to vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Company's offices at National Data Plaza, Atlanta, Georgia 30329-2010, on Thursday, October 26, 1995, at 11:00 A.M., or at any adjournments thereof (the "Annual Meeting"), upon the proposals described in the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated August 30, 1995, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, are further authorized to vote on matters which the Board of Directors does not know a reasonable time before making the proxy solicitation will be presented at the Annual Meeting, and are further authorized to vote on other matters which may properly come before the Annual Meeting and any adjournments thereof. The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5, 6 and 7.


1. ELECTION OF DIRECTORS. On the proposal to elect the following slate of directors to serve until the 1998 Annual Meeting of Stockholders of the Company and until their successors are elected and qualified:

Don W. Sands                          J. Veronica Biggins

  For [ ]                Withhold Authority  [ ]

To withhold authority for any individual nominee(s), write the name of the nominee(s) in the space provided:

         ------------------------------------------------------------

2. AMENDMENT OF 1987 PLAN. On the proposal to amend the Company's 1987 Stock Option Plan:

         For [ ]        Against  [ ]        Abstain [ ]

3. AMENDMENT OF 1983 PLAN. On the proposal to amend the Company's 1983 Restricted Stock Plan:

         For [ ]        Against  [ ]        Abstain [ ]

4. APPROVAL OF 1995 DIRECTOR PLAN. On the proposal to approve the Company's 1995 Non-Employee Director Compensation Plan:

         For [ ]        Against  [ ]        Abstain [ ]

5. AMENDMENT OF DIRECTOR OPTION PLAN. On the proposal to amend the Company's 1984 Non-Employee Director Stock Option Plan:

         For [ ]        Against  [ ]        Abstain [ ]

6. APPROVAL OF EXECUTIVE BONUS PLAN. On the proposal to approve the 1995 Performance-Based Executive Officer Bonus Plan:

         For [ ]        Against  [ ]        Abstain [ ]

7. AMENDMENT OF CERTIFICATE OF INCORPORATION. On the proposal to amend the Company's Certificate of Incorporation:

         For [ ]        Against  [ ]        Abstain [ ]

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7 AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

    Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Shares Held:
                                          -------------------------------------

                              -------------------------------------------------
                                    Signature of Stockholder

                              -------------------------------------------------
                                    Signature of Stockholder (If Held Jointly)

                              Dated:                              , 1995
                                    ------------------------------
                                       Month              Day

        THIS PROXY IS SOLICITED ON BEHALF OF NATIONAL DATA CORPORATION'S
BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.

                           NATIONAL DATA CORPORATION

                             1987 STOCK OPTION PLAN

     1. Purpose. The purpose of the National Data Corporation 1987 Stock Option Plan (the "Plan") is to advance the interests of National Data Corporation (the "Company") by encouraging and enabling key employees of the Company and its subsidiaries to acquire a financial interest in the Company through the issuance of incentive stock options and non-qualified stock options ("Options") granted under the Plan. The Company believes that the Plan will also aid the Company and its subsidiaries in attracting and retaining outstanding key employees and in stimulating the efforts of such employees to work for the success of the Company.

     2. Administration. The Plan shall be administered, construed and interpreted by the Compensation Committee (the "Committee") consisting of members of the Board of Directors of the Company appointed by the Board of Directors. The Board of Directors may also from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee.

     The Committee shall from time to time determine the persons who shall participate in the Plan and the extent of their participation. The Committee also shall determine the price to be paid for shares upon the exercise of Options granted under the Plan, the period within which each Option may be exercised, and the terms and conditions of each individual Stock Option Agreement by and between the Company and the holder of the Option. The terms and conditions of each individual Stock Option Agreement shall be consistent with the provisions of the Plan, but the Committee may provide for such additional terms and conditions, not in conflict with the provisions of the Plan, as it deems advisable. Each Stock Option Agreement shall indicate clearly the status of the Option as an incentive stock option or a non-qualified stock option.

     In interpreting any portion of the Plan that governs or affects the issuance, administration, or exercise of incentive stock options, the Committee shall be governed by the principles and requirements of Sections 421, 422A, 425 and related Sections of the Internal Revenue Code of 1986, as amended ("Code"), and the Treasury Regulations applicable to incentive stock options and incentive stock option plans. Where applicable, unless otherwise defined, the term "subsidiary" and all other terms used herein shall have and shall be interpreted by the Committee as having the meanings set forth in the applicable provisions of the Code. The interpretation and construction by the Committee of any provision of or term used in the Plan or any Option granted under the Plan and any determination by the Committee pursuant to any provision of the Plan or any such option shall be final and conclusive. Business shall be transacted by a majority vote of the members of the Committee, and any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. No member of the Committee shall be liable for any action or determination made in good faith, and members of the Committee shall be entitled to indemnification and reimbursement from time to time for expenses incurred in defense of such good faith action or determination.

     3. Eligibility. Options under the Plan may be granted to key employees of the Company or of one or more of the present or future subsidiaries of the Company who, in the opinion of the Committee, are contributing significantly to the effective management and supervision of the business of the Company or its subsidiaries. Options may be granted under the Plan only to persons who are employed by the Company or one of its subsidiaries at the time of the grant.
The fact that an employee is a member of the Board of Directors of the Company shall not make him ineligible for an Option grant unless he is also a member of the Committee in which event he shall not be eligible for an Option grant. For purposes of the Plan, a person to whom an Option is granted under the Plan shall be referred to as a "Grantee".

     4. Shares Subject to Plan. The shares subject to the Plan shall be authorized but unissued or reacquired shares of the Company's $.125 par value Common Stock (the "Common Stock"). Subject to readjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan shall be 650,000, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 650,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan. In the event that any outstanding Option granted under the Plan for any reason expires or is terminated prior to the end of the period during which Options may be granted under the Plan, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject in whole or in part to any Option granted under the Plan.

     5. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by Stock Option Agreements in such form as the Committee shall approve from time to time. Such Stock Option Agreements and the Options evidenced thereby shall comply with and be subject to the terms and conditions of this paragraph. Incentive Stock Option Agreements shall also comply with and be subject to the provisions of Sections 421, 422A, 425 and related Sections of the Code and applicable Treasury Regulations. Nevertheless, non-qualified stock options shall not be subject to any term or condition applicable only to incentive stock options and, similarly, incentive stock options shall not be subject to any term or condition applicable only to non-qualified stock options. Except as indicated otherwise, the following terms and conditions shall apply to both incentive stock options and to non-qualified stock options.

     (a) Number of Shares. Each Stock Option Agreement shall state the total number of shares of Common Stock to which it pertains.

     (b) Amount Limitation for Incentive Stock Options.

       (i) The aggregate fair market value of stock (valued as of the date of grant of the incentive stock option) subject to incentive stock options granted to a key employee under all plans of the Company and, its parent or subsidiary corporations and that become exercisable for the first time by such key employee during any calendar year may not exceed One Hundred Thousand Dollars ($100,000).

       (ii) This paragraph 5(b) shall not apply to non-qualified stock options.

     (c) Option Price. The option price for each incentive stock option granted under the Plan shall be the amount determined by the Committee, but, subject to the provisions of paragraph 5(j) of the Plan, shall not be less than 100% of the fair market value of the shares of Common Stock subject to the incentive stock option on the date of grant of such option. The option price for each non-qualified stock option shall be determined by the Committee and may be less than the fair market value of the shares of Common Stock subject to the non-qualified stock option on the date of grant of such option. The date on which the Committee approves the granting of an Option shall be considered the date on which such Option is granted. For purposes of the Plan, the "fair market value" of the shares of Common Stock shall be the closing price of the Common Stock in the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") National Market of Over-the-Counter Securities or, if such price is not available, the mean between the high "bid" and the low "asked" prices of the Common Stock in the over-the-counter market, in either case on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported in The Wall Street Journal or by a national quotation service. If the Common Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, the "fair market value" of the shares of Common Stock shall mean the closing price of the Common Stock on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported in The Wall Street Journal or by a national quotation service.

     (d) Medium and Time of Payment. The option price shall be payable upon the exercise of an Option in cash or by check or, if provided in the Stock Option Agreement, in shares of Common Stock already held by the Grantee. In the event that all or part of the option price is paid in shares of Common Stock, the value of such shares shall be equal to the fair market value of such shares on the date of exercise of the option (determined as provided in paragraph 5(c) of the Plan), and the Grantee shall deliver to the Company a certificate or certificates representing such shares duly endorsed to the Company or accompanied by a duly-executed separate instrument of transfer satisfactory to the Committee; provided, however, that the Committee, in its discretion, may allow the Grantee to present satisfactory proof of ownership of such shares without delivering the endorsed certificate(s) therefor and in such event shall cause the Company to issue to the Grantee the number of shares of Common Stock equal to (i) the number of shares as to which the Grantee is exercising the option less (ii) the number of shares used by the Grantee in payment of the option price upon exercise of such option.

     (e) Term and Exercise. Each Option granted under the Plan shall be exercisable by the Grantee only during a term fixed by the Committee. The term of each incentive stock option shall end not later than ten years after the date of grant of the incentive stock option. The Committee shall determine whether the Option shall be exercisable in full at any time during the term or in cumulative or non-cumulative installments during the term.

     (f) Method of Exercise. All Options granted under the Plan shall be exercised by written notice directed to the officer of the Company indicated in the Stock Option Agreement at the Company's principal place of business. Such written notice shall specify the form of payment made by the Grantee or his successor as provided by paragraph 5(d) of the Plan and shall be accompanied by payment in full of the option price for the shares for which such Option is being exercised. The Company shall make delivery of certificates representing the shares for which an Option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Company to take any action with respect to the shares for which an Option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

     (g) Effect of Termination of Employment or Death.

     (A) Termination of Employment. Except as otherwise provided in this subparagraph (A) or in subparagraph (B) next following, upon the termination of the employment of any Grantee with the Company or any subsidiary for any reason, all Options held by the Grantee under the Plan shall immediately terminate. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee in its discretion, and any determination by the Committee shall be final and conclusive. Subject to the limitations set forth below, the Committee at its election may provide in any Stock Option Agreement that the Grantee may exercise an Option during a period specified by the Committee after the termination of employment of the Grantee with the Company or any subsidiary then employing the Grantee; provided, however, that in the case of an incentive stock option such period may not be longer than three months from the date of the Grantee's termination of employment, unless the Grantee's employment is terminated due to the Grantee's permanent disability in which event such period may not be longer than one year after the termination of employment. In no event, however, will the Option be exercisable after the expiration of the term of the Option. In addition, exercise of the Option following termination of the Grantee's employment shall be subject to the following terms and conditions: (1) with respect to any installment of the Option that had not become exercisable at the time of termination of employment, the period of extension shall not, unless otherwise approved by the Committee, operate to permit such installment to become exercisable within such period; (2) with respect to any installment of the Option that had become exercisable at the time of termination of employment, the period of extension shall not operate to permit the exercise of such installment after the expiration of the period within which such installment may be exercised; and (3) the period of extension shall not operate to permit the exercise of an Option if the employment of the Grantee is terminated prior to the term during which the Option would otherwise have been exercisable. For purposes of this subparagraph (A), if any corporation ceases to be a subsidiary of the Company, the employment of any Grantee employed by such corporation shall be deemed to have terminated unless such Grantee becomes an employee of the Company or another subsidiary of the Company simultaneously with or prior to the time such corporation ceases to be a subsidiary of the Company. For purposes of the Plan, "permanent disability" shall mean a permanent disability as defined in
Section 422A(c)(7) of the Code.

     (B) Death. In granting any Option under the Plan, the Committee may provide in the Stock Option Agreement representing such option that in the event of the death of a Grantee at a time when an Option is exercisable by the Grantee, the Grantee's personal representatives, heirs or legatees (the "Grantee's Successors") may exercise all or any portion of such Option held by the Grantee on the date of his death upon proof satisfactory to the Company of their authority. If the Committee so provides that an Option shall be exercisable by the Grantee's Successors after the death of the Grantee, the Committee shall specify the period following the Grantee's death during which the Option may be exercised; provided, however, that no Option may be exercised after the date of expiration of the Option; and provided further, that in the case of an incentive stock option such period may not be longer than 12 months after the date of the Grantee's death. Such exercise otherwise shall be subject to the terms and conditions of the Plan; provided, however, that with respect to any installment of the Option that had not become exercisable on the date of the Grantee's death, the period of extension shall not, unless otherwise provided by the Committee, operate to permit such installment to become exercisable within such period.

     (h) Nonassignability of Option Rights. No option shall be assignable or transferable by the Grantee except by will or by the laws of descent and distribution. During the lifetime of the Grantee, the Option shall be exercisable only by the Grantee.

     (i) Rights as Stockholder. Neither the Grantee nor the Grantee's Successors shall have rights as a stockholder of the Company with respect to shares of Common Stock covered by the Grantee's Option until the Grantee or the Grantee's Successors become the holder of record of such shares. Unless specified in paragraph 6 of the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date on which shares are issued upon exercise of an Option.

     (j) No Options in Certain Cases. No Options shall be granted except within a period of ten years after the effective date of the Plan. In no event shall an incentive stock option be granted to any person who, immediately after such incentive stock option is granted, owns (as defined in Sections 422A and 425 of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company unless (i) the option price under such incentive stock option is not less than one hundred and ten percent (110%) of the fair market value of the shares of Common Stock subject to such incentive stock option on the date of grant of such incentive stock option (determined as provided in paragraph 5(c) of the Plan) and (ii) the terms of the Incentive Stock option Agreement shall make such incentive stock option expire on the date that is the fifth anniversary after the date on which the incentive stock option is granted.

     (k) Miscellaneous Provisions. The Stock Option Agreements authorized under the Plan may contain such other provisions, not inconsistent with the Plan, as the Committee shall deem advisable.

     6.  Adjustments.

     (a) Recapitalization. In the event that, after the effective date of the Plan, the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in stock, appropriate adjustments shall be made by the Committee in the number and kind of shares or other securities for which options may be granted under the Plan. In addition, the Committee upon the occurrence of such an event shall make appropriate adjustments in the number and kind of shares or other securities as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, so that each Grantee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of each Option and with a corresponding adjustment in the option price per share. Any fractional shares resulting from any of the foregoing adjustments under this subparagraph (a) shall be disregarded and eliminated. Each such adjustment under this subparagraph (a) shall be made in such a manner that such adjustment will not constitute a "modification" as defined in Section 425 of the Code. All adjustments made by the Committee under this subparagraph (a) shall be final and conclusive.

     (b) Reorganizations; Liquidation. If the Company shall be a party to any reorganization involving a merger, consolidation or acquisition of the stock or the assets of the Company, the Committee, in its discretion, may:

     (A) Declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability and that all Options shall terminate upon the expiration of a period specified by the Committee after the Committee gives written notice to all Grantees of their immediate right to exercise all Options then outstanding and of the

Committee's decision to terminate all options not exercised within such period; provided, however, that such period may not begin earlier than thirty (30) days after the Committee gives such written notice to all Grantees; or

     (B) Notify all Grantees that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Committee to the securities of the resulting corporation to which holders of the number of shares of Common Stock subject to such Options would have been entitled; or

     (C)  Some combination of (A) and (B).

     The adoption of a plan of dissolution or liquidation by the Board of Directors and the stockholders of the Company shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the stockholders; provided, however, that the Committee, in its discretion, may declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability; and provided further that in the event of the adoption of a plan of dissolution or liquidation in connection with a reorganization as described in the first sentence of this subparagraph (b), outstanding Options shall be governed by and be subject to the provisions of such sentence.

     (c) Rights or Warrants. If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the Common Stock, each Grantee under the Plan shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of the Grantee's Option that may be exercised on or prior to the date of the expiration of such rights or warrants.

     (d) Acceleration Event. If in the opinion of the Board of Directors, based on circumstances known to it, the Board of Directors believes an event is likely to lead to changes in control of stock ownership of the Company, whether or not any such change in control actually occurs, the Board of Directors may direct the Committee to declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability.

     7.  Effective Date and Termination of Plan.

     (a) Effective Date. The effective date of the Plan shall be August 26, 1987, the date of its adoption by the Board of Directors of the Company, provided that the stockholders of the Company (acting at a duly called meeting of the stockholders), shall approve the Plan on or before August 25, 1988.

     (b) Termination. The Plan shall terminate ten years after its effective date, but the Board of Directors may terminate the Plan at any time prior to such date. Termination of the Plan shall not alter or impair any of the rights or obligations under any Option theretofore granted under the Plan unless the Grantee shall so consent.

     8. Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Options granted under the Plan will be used for general corporate purposes.

     9. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Grantee to exercise such Option.

     10. Amendment. The Board of Directors of the Company by majority vote may at any time and from time to time amend the Plan in such respects as it shall deem advisable in order that incentive stock options granted under the Plan shall be "incentive stock options" as defined in Section 422A of the Code, or to conform to any change in the law, or for any other purpose; provided, however, that without the approval of the stockholders of the Company, no such amendment shall change:

     (a) The maximum number of shares of Common Stock as to which Options may be granted under the Plan (except by operation of the adjustment provisions of the Plan); or

     (b) The date on which the Plan will terminate as provided by paragraph 7(b) of the Plan; or

     (c) The minimum option price as provided under paragraph 5(c) of the Plan, other than to change the manner of determining the fair market value of the Common Stock to conform with any provisions of the Internal Revenue Code or regulations thereunder applicable to incentive stock options; or

     (d) The period during which options may be granted as provided in paragraph 5(j) of the Plan (provided, however, that the Board of Directors of the Company shall have the power set forth in paragraph 7(b) to terminate the Plan); or

     (e) The provisions of paragraph 3 of the Plan relating to the determination of employees to whom Options may be granted; or

     (f) The provisions of the Plan in such a manner so as to increase materially (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended) the benefits accruing under the Plan.

     Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any Option theretofore granted to such Grantee.

     Certification. The undersigned hereby certify that the foregoing National Data Corporation 1987 Stock Option Plan was duly adopted by the Board of Directors of National Data Corporation on August 26, 1987 and by the stockholders of National Data Corporation on November 19, 1987.

                              /s/ L. C. Whitney
                              -----------------
                              L. C. WHITNEY
                              Chairman of the Board and
                              Chief Executive Officer
/s/ E. Michael Ingram
- ---------------------
E. MICHAEL INGRAM
Vice President, Corporate
Counsel and Secretary

Date:
     ----------------

                   AMENDMENT TO THE NATIONAL DATA CORPORATION
                             1987 STOCK OPTION PLAN


1. The National Data Corporation 1987 Stock Option Plan (the "Plan") is hereby amended by deleting the second full sentence in Section 4 thereof in its entirety and substituting in lieu thereof the following:

     "Subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan prior to the approval of the amendments to the Plan by the Company's stockholders at the 1991 Annual Meeting of Stockholders shall be 650,000, and the initial adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 650,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan. Effective upon the approval of the amendments to the Plan by the Company's stockholders at the 1989 Annual Meeting of Stockholders, subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan shall be increased to 1,650,000, and the adoption on August 8, 1989 of certain amendments to the Plan by the Board of Directors of the Company shall constitute the reservation of an additional 1,000,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan."

2. The above amendments to the Plan were effective November 16, 1989 upon their approval by the holders of a majority of the shares of Common Stock of the Company represented and entitled to vote at the 1989 Annual Meeting of Stockholders at which a quorum was present.

3. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.



                                           /s/ E. Michael Ingram
                                           -----------------------
                                           E. Michael Ingram, Senior Vice
                                           President, Corporate Counsel and
                                           Secretary

                  AMENDMENT TO THE NATIONAL DATA CORPORATION
                            1987 STOCK OPTION PLAN


1. The National Data Corporation 1987 Stock Option Plan (the "Plan") is hereby amended by deleting the second full sentence in Section 4 thereof in its entirety and substituting in lieu thereof the following:

     "Subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan prior to the approval of the amendments to the Plan by the Company's stockholders at the 1991 Annual Meeting of Stockholders shall be 1,650,000, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 1,650,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan. Effective upon the approval of the amendments to the Plan by the Company's stockholders at the 1991 Annual Meeting of Stockholders, subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan shall be increased to 2,125,000, and the adoption on September 4, 1991 of certain amendments to the Plan by the Board of Directors of the Company shall constitute the reservation of an additional 475,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan."

2. The above amendments to the Plan were effective November 21, 1991 upon their approval by the holders of a majority of the shares of Common Stock of the Company represented and entitled to vote at the 1991 Annual Meeting of Stockholders at which a quorum was present.

3. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.



                                       /s/ E. Michael Ingram
                                       -----------------------
                                       E. Michael Ingram, Senior Vice
                                       President, Corporate Counsel and
                                       Secretary

                   AMENDMENT TO THE NATIONAL DATA CORPORATION
                             1987 STOCK OPTION PLAN


1. The National Data Corporation 1987 Stock Option Plan (the "Plan") is hereby amended by deleting the second full sentence in Section 4 thereof in its entirety and substituting in lieu thereof the following:

     "Subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan prior to the approval of the amendments to the Plan by the Company's stockholders at the 1992 Annual Meeting of Stockholders shall be 2,125,000 and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 2,125,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan. Effective upon the approval of the amendments to the Plan by the Company's stockholders at the 1992 Annual Meeting of Stockholders, subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which Options may be granted under the Plan shall be increased to 2,525,000, and the adoption on August 17, 1992 of certain amendments to the Plan by the Board of Directors of the Company shall constitute the reservation of an additional 400,000 shares of Common Stock for issuance only upon the exercise of Options granted under the Plan."

2. The above amendments to the Plan were effective November 19, 1992 upon their approval by the holders of a majority of the shares of Common Stock of the Company represented and entitled to vote at the 1992 Annual Meeting of Stockholders at which a quorum was present.

3. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.



                         /s/ E. Michael Ingram
                         ---------------------
                         E. Michael Ingram, Senior Vice President,
                         Corporate Counsel and Secretary

                           NATIONAL DATA CORPORATION

                           1983 RESTRICTED STOCK PLAN

     1. Purpose. The purpose of the National Data Corporation 1983 Restricted Stock Plan (the "Plan") is to advance the interests of National Data Corporation (the "Company") by encouraging and enabling key employees of the Company and its Subsidiaries to acquire a financial interest in the Company through awards of Restricted Stock under the Plan. The Company believes that the Plan will also aid the Company and its Subsidiaries in attracting and retaining outstanding key employees and in stimulating the efforts of such employees to work for the success of the Company.

     2.  Definitions.

     (a) Award Date shall mean the date the Committee makes an award of Restricted Stock to a Grantee under the Plan. The Award Date shall be set forth on the Restricted Stock Agreement with respect to such award of Restricted Stock.

     (b) Committee shall mean the Restricted Stock Committee as defined in
Section 3 of the Plan.

     (c) Common Stock shall mean the Company's $.125 par value common stock.

     (d) Company shall mean National Data Corporation, a Delaware corporation.

     (e) Grantee shall mean an employee of the Company or a subsidiary who receives an award of Restricted Stock under the Plan.

     (f) Permanent Disability shall mean a permanent disability as defined in
Section 105(d)(4) of the Internal Revenue Code of 1954, as amended.

     (g) Plan shall mean the National Data Corporation 1983 Restricted Stock Plan, effective July 11, 1983.

     (h) Restricted Period shall mean the period during which any Common Stock awarded by the Committee to a Grantee under the Plan remains in escrow prior to its release to the Grantee.

     (i) Restricted Stock shall mean Common Stock which has been awarded to a Grantee under the Plan and which remains in escrow prior to its release to the Grantee.

     (j) Restricted Stock Agreement shall mean a written agreement in such form as the Committee shall approve that evidences the terms and conditions of an award of Restricted Stock under the Plan.

     (k) Subsidiary shall have the meaning set forth in the applicable provisions of the Internal Revenue Code of 1954, as amended.

     (1) Termination of Employment of a Grantee shall be deemed to have occurred as of the date that is recorded in the ordinary course in the Company's books and records as the date of such termination in accordance with the then prevailing practices and procedures of the Company. Whether military, government or other service or other leave of absence shall constitute a Termination of Employment shall be determined in each case by the Committee in its discretion, and any determination by the Committee shall be final and conclusive. If any corporation ceases to be a Subsidiary of the Company, the employment of any Grantee employed by such corporation shall be deemed to have terminated unless such Grantee becomes an employee of the Company or another Subsidiary of the Company simultaneously with or prior to the date such corporation ceases to be a Subsidiary of the Company.

     3. Administration. The Plan shall be administered, construed and interpreted by a Restricted Stock Committee consisting of not less than three members of the Board of Directors of the Company appointed by the Board of Directors. The Board of Directors may also from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee.

     The Committee shall from time to time select the key employees of the Company who shall be awarded Restricted Stock under the Plan. The Committee also shall determine the number of shares of Common Stock to be awarded to each key employee and the terms and conditions of each individual Restricted Stock Agreement by and between the Company and the holder of the Restricted Stock.
The interpretation and construction by the Committee of any provision of or term used in the Plan or any Restricted Stock Agreement and any determination by the Committee pursuant to any provision of the Plan shall be final and conclusive.

     Business shall be transacted by a majority vote of the members of the Committee, and any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. No member of the Committee shall be liable for any action or determination made in good faith, and members of the Committee shall be entitled to indemnification and reimbursement from time to time for expenses incurred in defense of such good faith action or determination.

     4. Eligibility. Restricted Stock under the Plan may be awarded to key employees of the Company or of one or more of the present or future Subsidiaries of the Company who, in the opinion of the Committee, are contributing significantly to the effective management and supervision of the business of the Company or its Subsidiaries. Restricted Stock may be awarded under the Plan only to persons who are employed by the Company or one of its subsidiaries at the time of the award. The fact that an employee is a member of the Board of Directors of the Company shall not make him ineligible for an award of Restricted Stock unless he is also a member of the Committee and his vote is required to secure a majority vote in favor of the award of his Restricted Stock.

     5. Shares Subject to Plan. The shares subject to the Plan shall be authorized but unissued shares or treasury shares of the Company's Common Stock. Subject to readjustment in accordance with the provisions of Section 7 of the Plan, the maximum number of shares of Common Stock which may be awarded as Restricted Stock under the Plan shall be 100,000, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 100,000 shares of Common Stock for issuance only upon the award of Restricted Stock under the Plan. In the event that any Restricted Stock awarded under the Plan for any reason is forfeited by a Grantee prior to the end of the Restricted Period applicable to such Restricted Stock, the forfeited shares shall become treasury shares and may be awarded again as Restricted Stock under the Plan.

     6. Terms and Conditions of Awards. Restricted Stock awarded under the Plan shall be evidenced by certificates of Common Stock issued in accordance with Section 6(c) of the Plan and subject to Restricted Stock Agreements in such form as the Committee shall approve from time to time. The terms and conditions of each Restricted Stock Agreement shall be consistent with the terms and conditions set forth below, but the Committee may provide for additional terms and conditions, not in conflict with the provisions of the Plan, as it deems advisable.

     (a) Number of Shares, Award Date and Restricted Period. Each Restricted Stock Agreement shall state the total number of shares of Common Stock to which it pertains, the date on which the award of Restricted Stock was made by the Committee ("Award Date"), and the Restricted Period or Periods with respect to the Restricted Stock so awarded. The number of shares awarded and the Restricted Period or Periods may be different for different awards and for different Grantees.

     (b) Discretionary Conditions. Each Restricted Stock Agreement shall also be subject to such additional discretionary conditions as the Committee may determine, including, but not limited to, terms and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of taxes. The Committee may specify different terms and conditions for different awards of Restricted Stock and for different Grantees.

     (c) Issuance of Shares. The Company shall issue a certificate or certificates for the shares subject to a Restricted Stock Agreement, such certificate or certificates to evidence ownership of the shares subject to the Agreement. Where a Restricted Stock Agreement specifies different Restricted Periods for portions of the shares so awarded, the Company shall issue a separate certificate for each such portion of shares. Each certificate issued for shares awarded to a Grantee under the Plan shall be registered in his name and shall be deposited with the Company or its designee in an escrow account, together with stock powers or other instruments of transfer appropriately endorsed in blank by the Grantee. Each certificate shall bear a legend in substantially the following form:

     "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the National Data Corporation 1983 Restricted Stock Plan and a Restricted Stock Agreement between the registered owner of the shares represented hereby and National Data Corporation. Release from such terms and conditions shall obtain only in accordance with the provisions of such Plan and Agreement, copies of which are on file in the office of the Secretary of National Data Corporation."

     (d) Release of Shares.  Subject to the conditions of Section 6(g), (h) and
(i) of the Plan regarding Termination of Employment, death or Permanent Disability, or acceleration of a Restricted Period, the Company shall release from escrow and deliver to the Grantee or his legal representative, free of the legend described in Section 6(c) above, the certificate evidencing the Restricted Stock on the date the Restricted Period expires with respect to such certificate.

     (e) Restrictions on Transfer of Shares. Shares awarded under the Plan, and the right to vote such shares and to receive dividends thereon, may not, except as otherwise provided in the Plan, be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except as herein provided, during the Restricted Period applicable to such shares, respectively, and no such sale, assignment, transfer, exchange, pledge, hypothecation, or encumbrance, whether made or created by voluntary act of the Grantee or of any agent of such Grantee or by operation of law, shall be recognized by, or be binding upon, or shall in any manner affect the rights of, the Company or any agent or any custodian holding certificates for such shares during the applicable Restricted Period, pursuant to the provisions of the Plan.

     (f) Rights of Grantee During Restricted Period. Except as otherwise provided in the Plan, the Grantee shall, during the Restricted Period, have all of the other rights of a stockholder with respect to shares awarded to such Grantee including, but not limited to, the right to receive such cash dividends, if any, as may be declared on such shares from time to time, and the right to vote (in person or by proxy) such shares at any meeting of stockholders of the Company. Any stock dividends declared with respect to Restricted Stock shall not be delivered to the Grantee, but instead shall be held as Restricted Stock under the same terms and conditions as the Restricted Stock with respect to which such stock dividends are issued.

     (g) Termination of Employment. If a Grantee has a Termination of Employment with the Company or a Subsidiary, for any reason other than death or Permanent Disability, then (subject to Section 6(i) of this Plan), in that event, all shares theretofore awarded to such Grantee with respect to which there still remains an unexpired portion of a Restricted Period shall, upon such Termination of Employment, be forfeited by such Grantee to the Company, without the payment of any consideration by the Company, and neither the Grantee nor any successors, heirs, assigns, or personal representatives of the Grantee shall thereafter have any further rights or interest in such shares or certificates, and the Grantee's name shall thereupon be deleted from the list of the Company's stockholders with respect to such shares.

     (h) Death or Permanent Disability. If the Grantee has a Termination of Employment with the Company or a Subsidiary by reason of death or Permanent Disability, the Restricted Period to which any shares of the Grantee are subject shall be deemed to have expired as of the date of death or Permanent Disability.

     (i) Committee Acceleration Power. Notwithstanding Section 6(g) above, if a Grantee has a Termination of Employment with the Company or a Subsidiary for any reason other than death or Permanent Disability, the Committee shall have the power to accelerate the release to the Grantee of Restricted Stock theretofore awarded to such Grantee, upon such terms and conditions as the Committee may deem advisable.

     7.  Adjustments.

     (a) Recapitalization. In the event that, after the effective date of the Plan, the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in stock, appropriate adjustments shall be made by the Committee in the number and kind of shares or other securities which may be awarded under the Plan. In addition, the Committee upon the occurrence of such an event shall make appropriate adjustments in the number and kind of shares or other securities which the Company holds in escrow during any Restricted Periods. Any fractional shares resulting from any of the foregoing adjustments under this subparagraph (a) shall be disregarded and eliminated. All adjustments made by the Committee under this subparagraph (a) shall be final and conclusive.

     (b) Reorganizations; Liquidation. If the Company shall be a party to any reorganization involving a merger, consolidation or acquisition of the stock or the assets of the Company, the Committee, in its discretion, may:

     (A) Accelerate the release of any and all Restricted Stock immediately, notwithstanding the provisions of the respective Restricted Stock Agreements with respect to such shares; or

     (B) Notify all Grantees that as of the date of merger, consolidation, or acquisition, the Restricted Stock then held in escrow for the Grantee shall no longer be the Common Stock of the Company, but instead shall be the applicable securities of the resulting corporation, with appropriate adjustments as determined by the Committee in its discretion. The applicable securities of the resulting corporation shall continue to be held in escrow as Restricted Stock under this Plan under the same terms and conditions as applied when such Restricted Stock was Common Stock of the Company.

     The adoption of a plan of dissolution or liquidation by the Board of Directors and the stockholders of the Company shall cause all shares of Restricted Stock to be released immediately to the Grantee, notwithstanding the provisions of the respective Restricted Stock Agreements regarding such shares. In the event of the adoption of a plan of dissolution or liquidation in connection with a reorganization as described in the first sentence of this subparagraph (b), however, the immediately preceding sentence of this subparagraph (b) shall not apply, and any Restricted Stock shall instead be governed by and be subject to the provisions of the first sentence of this subparagraph (b).

     (C) Rights or Warrants. If any rights or warrants to subscribe for additional shares of Common Stock are given pro rata to holders of outstanding shares of the Common Stock, each Grantee under the Plan shall be entitled to the same rights or warrants as holders of the outstanding shares with respect to such portion of the Grantee's Restricted Stock which is then held in escrow; provided, however, that the Committee may in its discretion set forth special terms and conditions concerning the exercise of such rights or warrants by holders of Restricted Stock and shall determine whether and to what extent such shares of Common Stock subscribed to by holders of Restricted Stock shall become Restricted Stock or shall be released to the Grantee free and clear of any restrictions under this Plan.

     8.  Effective Date and Termination of Plan.

     (a) Effective Date. The effective date of the Plan shall be July 11, 1983, the date of its adoption by the Board of Directors of the Company.

     (b) Termination. The Plan shall terminate ten years after its effective date, but the Board of Directors may terminate the Plan at any time prior to such date. Termination of the Plan shall not alter or impair any of the rights or obligations theretofore granted under the Plan unless the Grantee shall so consent.

     9. Amendment. The Board of Directors of the Company by majority vote may at any time and from time to time amend the Plan in such respects as it shall deem advisable; provided, however, that without the approval of the stockholders of the Company, no such amendment shall change:

     (a) The maximum number of shares of Common Stock which may be granted under the Plan (except by operation of the adjustment provisions of the Plan); or

     (b) The date on which the Plan will terminate as provided by Section 8(b) of the Plan; or

     (c) The provisions of Section 4 of the Plan relating to the determination of key employees to whom Restricted Stock may be awarded; or

     (d) The provisions of the Plan in such a manner so as to increase materially (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended) the benefits accruing under the Plan.

                   AMENDMENT TO THE NATIONAL DATA CORPORATION
                           1983 RESTRICTED STOCK PLAN


     1. The National Data Corporation 1983 Restricted Stock Plan (the "Plan") is hereby amended by deleting the second full sentence in Section 5 thereof in its entirety and substituting in lieu thereof the following:

     "Subject to adjustment in accordance with the provisions of paragraph 7 of the plan, the maximum number of shares of Common Stock which may be granted under the Plan prior to the approval of the amendments to the Plan by the Company's stockholders at the 1991 Annual Meeting of Stockholders shall be 100,000 and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 175,000 shares of common stock for issuance under the plan. effective upon the approval of the amendments to the plan by the company's stockholders at the 1991 annual meeting of stockholders, subject to adjustment in accordance with the provisions of paragraph 7 of the plan, the maximum number of shares of common stock which may be granted under the plan shall be increased to 175,000."

     2. The Plan is further amended by hereby deleting the first full sentence in Section 8(b) thereof in its entirety and substituting in lieu thereof the following:

     "The Plan shall terminate on July 11, 2003, but the Board of Directors may terminate the Plan at any time prior to such date."

     3. The above amendments to the Plan were effective November 21, 1991 upon their approval by the holders of a majority of the shares of Common Stock of the Company represented and entitled to vote at the 1991 Annual Meeting of Stockholders at which a quorum was present.

     4. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.



                         /s/ E. Michael Ingram
                         -----------------------------------------
                         E. Michael Ingram, Senior Vice President,
                         Corporate Counsel and Secretary

                   AMENDMENT TO THE NATIONAL DATA CORPORATION
                           1983 RESTRICTED STOCK PLAN


     1. The National Data Corporation 1983 Restricted Stock Plan (the "Plan") is hereby amended by deleting the second full sentence in Section 5 thereof in its entirety and substituting in lieu thereof the following:

     "Subject to adjustment in accordance with the provisions of paragraph 7 of the Plan, the maximum number of shares of Common Stock which may be granted under the Plan prior to the approval of the amendments to the Plan by the Company's stockholders at the 1992 Annual Meeting of Stockholders shall be 175,000, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 175,000 shares of Common Stock for issuance under the Plan. Effective upon the approval of the amendments to the Plan by the Company's stockholders at the 1992 Annual Meeting of Stockholders, subject to adjustment in accordance with the provisions of paragraph 7 of the Plan, the maximum number of shares of Common Stock which may be granted under the Plan shall be increased to 325,000, and the adoption on August 17, 1992 of certain amendments to the Plan by the Board of Directors of the Company shall constitute the reservation of an additional 150,000 shares of Common Stock for issuance under the Plan."

     2. The above amendments to the Plan were effective November 19, 1992 upon their approval by the holders of a majority of the shares of Common Stock of the Company represented and entitled to vote at the 1992 Annual Meeting of Stockholders at which a quorum was present.

     3. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.


                         /s/ E. Michael Ingram
                         ----------------------------------------
                         E. Michael Ingram, Senior Vice President,
                         Corporate Counsel and Secretary

                   AMENDMENT TO THE NATIONAL DATA CORPORATION
                           1983 RESTRICTED STOCK PLAN



     1. The National Data Corporation 1983 Restricted Stock Plan (the "Plan") is hereby amended by deleting Sections 6(b) and 6(d) and substituting in lieu thereof the following:

        "6(b) Discretionary Conditions. Each Restricted Stock Agreement shall also be subject to such additional discretionary conditions as the Committee may determine, including, but not limited to, terms and conditions for compliance with federal and state securities laws, and methods of withholding or providing for the payment of taxes and any performance factors or other criteria. The Committee may specify different terms and conditions for different awards of Restricted Stock and for different Grantees.

        6(d) Release of Shares. Subject to the conditions of Sections 6(g), (h) and (i) of the Plan regarding Termination of Employment, death or Permanent Disability, or acceleration of a Restricted Period, the Company, provided that the Grantee satisfies any performance factors or other criteria set forth in the Restricted Stock Agreement, shall release from escrow and deliver to the Grantee or his legal representative, free of the legend described in Section 6(c) above, the certificate evidencing the Restricted Stock on the date the Restricted Period expires with respect to such certificate."

     2. The above amendments to the Plan were approved by the National Data Corporation Board of Directors September 4, 1991 and became effective on such date.

     3. Except as amended herein, the Plan as adopted shall remain in full force and effect in accordance with its terms.



/s/ E. Michael Ingram
- -------------------------------------
E. Michael Ingram,
Senior Vice President and Secretary

                           NATIONAL DATA CORPORATION

                  1995 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

     1. Purpose. The purpose of the National Data Corporation 1995 Non-Employee Director Compensation Plan (the "Plan") is to advance the interests of National Data Corporation (the "Company") by encouraging ownership of the Company's $.125 par value common stock (the "Common Stock") by non-employee directors of the Company, thereby giving such directors an increased incentive to devote their efforts to the success of the Company.

     2. Administration. The Plan shall be administered, construed and interpreted by the Board of Directors of the Company. Pursuant to such authorization, the Board of Directors shall have the responsibility for carrying out the terms of the Plan; however, the Board of Directors shall have no authority or discretion either to determine which non-employee directors shall receive awards of shares under the Plan or to set the number of shares subject to or the other terms of such awards.

     3. Eligibility. Shares granted under the Plan shall be granted in accordance with paragraph 5 to each member of the Company's Board of Directors who is not an employee of the Company, provided that shares of the Company's Common Stock remain available for grant hereunder in accordance with paragraph
4. A person to whom shares are granted under the Plan shall be referred to hereinafter as a "Grantee".

     4. Shares Subject to Plan. The shares subject to the Plan shall be authorized but unissued or reacquired shares of the Company's Common Stock. Subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock which may be granted under the Plan shall be 25,000, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 25,000 authorized but unissued, or reacquired, shares of Common Stock for issuance under the Plan.

     5. Terms and Conditions of Awards. Subject to the further provisions set forth immediately below, on the first day of each fiscal year each non-employee director of the Company shall be granted an award of that number of shares of Common Stock having an aggregate Fair Market Value (as defined below) equal to fifty percent (50%) of the non-employee director's Annual Fixed Director Compensation (as defined below), rounded up to the next whole share of Common Stock. A non-employee director assuming office following the first day of the Company's fiscal year shall receive an award of that number of shares of Common Stock having a Fair Market Value equal to fifty percent (50%) of the Annual Fixed Director Compensation payable to such non-employee director for the remainder of the fiscal year in which he first became a director, rounded up to the next whole share of Common Stock.

     (a) Fair Market Value.   For purposes of the Plan, the "Fair Market Value"
of the shares of Common Stock shall mean the closing price of the Common Stock on the national securities exchange on which it is registered on the day on which such value is to be determined or, if no shares are traded on such day, on the next day on which shares are traded, as reported in The Wall Street Journal or other authoritative source.

     (b) Annual Fixed Director Compensation. For purposes of the Plan, "Annual Fixed Director Compensation" shall mean the total annual retainer payable by the Company to non-employee directors for service on the Board of Directors ($24,000 as of June 1, 1995, subject to subsequent adjustment), but shall not include any fees paid for attendance at meetings of the Board of Directors, or any committee thereof, or any reimbursements made by the Company to non-employee directors for expenses related to their service on the Board of Directors.

     (c) Delivery of Shares. The Company shall make delivery of certificates representing the shares for which award has been granted within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Company to take any action with respect to the shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. Certificates representing shares for which awards have been granted under the Plan may bear such restrictive legends as may be necessary or desirable in order to comply with applicable federal and state securities laws.

     (d) Effect of Termination of Directorship.

     (i) Termination of Directorship Generally. Except as provided in subparagraph (ii) below, in the event that a Grantee's service as a director is terminated for any reason after the first day of the Company's fiscal year but prior to the last day of the Company's fiscal year, such Grantee shall be obligated to pay to the Company, in cash or shares of Common Stock the Fair of (x) the number of days remaining in the Company's fiscal year following the date of such Grantee's termination divided by 365 and multiplied by the Fair Market Value of the shares of Common Stock granted under the Plan to such terminated Grantee as of the first day of the fiscal year in which such Grantee was terminated and (y) all Annual Fixed Director Compensation paid in advance in currency other than shares of Common Stock and representing compensation for whole or partial months following termination of such Grantees service as a director.

     (ii) Retirement, Disability or Death. In the event of (A) the termination of a Grantee's service as a director at which time the Grantee is entitled to the payment of Retirement Income pursuant to the Retirement Plan for Non-Employee Directors of the Company, (B) the termination of the Grantee's service as a director by reason of the Grantee's Disability (as defined in subparagraph
(iii) below) or (C) the death of a Grantee, no obligation of repayment or reimbursement of any kind for the shares granted to such Grantee under the Plan shall arise and the Grantee or the Grantee's personal representatives, heirs or legatees shall take full rights, powers and privileges with regard to any and all shares awarded to such Grantee under the Plan.

     (iii) Disability Defined. A Grantee shall be deemed to be disabled if by reason of any physical or mental incapacity he has been unable, or it is reasonably expected that he will be unable, for a period of at least one hundred eighty (180) substantially continuous calendar days to perform his duties and responsibilities as a director of the Company. In the event of any disagreement between a director, or his legal representative, and the Company as to whether a director is unable to perform his duties and responsibilities as a director of the Company, the question of such inability shall be submitted to an impartial and reputable physician for determination, selected by mutual agreement of the director, or his legal representative, and the Company or, failing such agreement, selected by two physicians (one of which shall be selected by the Company and the other by the director, or his legal representative), and such determination of the question of such incapacity by such physician shall be final and binding on the director and the Company. The Company shall pay the reasonable fees and expenses of such physician.

      6. Adjustments. In the event that, after the effective date of the Plan, the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split-up, combination of shares or dividend payable in stock, appropriate adjustments shall be made by the Company's Board of Directors in the number and kind of shares or other securities that may be granted under the Plan. All adjustments made by the Board of Directors under this paragraph 6 shall be final and conclusive.

     7.  Effective Date and Termination of Plan.

         (a) Effective Date. The effective date of the Plan shall be June 1, 1995 provided that the stockholders of the Company (acting at a duly called meeting of the stockholders), shall approve the Plan on or before December 1, 1995.

         (b) Termination. The Plan shall terminate ten years after its effective date, but the Board of Directors may terminate the Plan at any time prior to such date.

Termination of the Plan shall not alter or impair any of the rights or obligations under any award theretofore made under the Plan unless the Grantee shall so consent.

     8. Amendment. The Board of Directors of the Company by majority vote may at any time and from time to time amend the Plan; provided, however, that without the approval of the stockholders of the Company, no such amendment shall change:

        (a) The maximum number of shares of Common Stock as to which awards may be granted under the Plan; or

        (b) The date on which the Plan will terminate as provided by paragraph 7(b) of the Plan; or

        (c) The number of shares of Common Stock subject to each award; or

        (d) The provisions of paragraph 3 of the Plan relating to the determination of non-employee directors to whom awards may be granted; or

        (e) The provisions of the Plan in such a manner so as to increase materially (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended) the benefits accruing under the Plan.

     The 1995 Non-Employee Director Compensation Plan was duly adopted by the Board of Directors of National Data Corporation effective June 1, 1995, subject to stockholder approval as provided in Paragraph 7.


                                      NATIONAL DATA CORPORATION


                                      By:  /s/ R. A. Yellowlees
                                           ----------------------------------
                                           Chairman of the Board

                             AMENDED AND RESTATED
                           NATIONAL DATA CORPORATION
                 1984 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


     1. Purpose. The purpose of the National Data Corporation 1984 Non-Employee Directors Stock Option Plan (the "Plan") is to advance the interests of National Data Corporation (the "Company") by encouraging ownership of the Company's $.125 par value common stock (the "Common Stock") by non-employee directors of the Company, thereby giving such directors an increased incentive to devote their efforts to the success of the Company.

     2. Administration. The Plan shall be administered, construed and interpreted by the Board of Directors of the Company. Pursuant to such authorization, the Board of Directors shall have the responsibility for carrying out the terms of the Plan; however, the Board of Directors shall have no authority or discretion either to determine which non-employee directors shall receive options under the Plan or to set the number of shares subject to or the other terms of such options.

     3. Eligibility. Options under the Plan shall be granted in accordance with paragraph 5 to each member of the Company's Board of Directors who is not an employee of the Company provided that shares of the Company's Common Stock remain available for grant hereunder in accordance with paragraph 4. In the event that a new non-employee director is appointed by the Board of Directors to fill a directorship position, however, the new director shall not be eligible for an option grant until elected as a director by the stockholders of the Company. A person to whom an option is granted under the Plan shall be referred to hereinafter as a "Grantee".

     4. Shares Subject to Plan. The shares subject to the Plan shall be authorized but unissued or reacquired shares of the Company's Common Stock. Subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which options may be granted under the Plan prior to the approval of the amendments to the Plan by the Company's stockholders at the 1989 Annual Meeting of Stockholders shall be 105,000, and the initial adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 105,000 authorized but unissued, or reacquired, shares of Common Stock for issuance only upon the exercise of options granted under the Plan. Effective upon the approval of the amendments to the Plan by the Company's stockholders at the 1989 Annual Meeting of Stockholders, subject to adjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which options may be granted under the Plan shall be increased to 230,000, and the adoption on August 8, 1989 of certain amendments to the Plan by the Board of Directors of the Company shall constitute the reservation of an additional 125,000 authorized but unissued, or reacquired, shares of Common Stock for issuance only upon the exercise of options granted under the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted under the Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subject in whole or in part to any option granted under the Plan.

     5. Terms and Conditions of Options. Prior to the approval of the amendments to the Plan by the Company's stockholders at the 1989 Annual Meeting of Stockholders and subject to the further provisions set forth immediately below, each non-employee director of the Company shall be granted an option to purchase 3,000 shares of Common Stock for each completed year of service as a director, up to a maximum of five such options. Upon initial approval of the Plan by the Company's stockholders as set forth in paragraph 7(a), each non-employee director then in office shall immediately be granted an option to acquire 3,000 shares and shall, provided such director continues in office, thereafter be granted additional options on November 1 of the years 1985, 1986, 1987, and 1988. A non-employee director assuming office following initial approval of the Plan by the Company's stockholders but prior to the 1989 Annual Meeting of Stockholders shall be granted an option to acquire 3,000 shares immediately after completing each full year in office following such director's election by the stockholders of the Company up to, but not including, the year ending at the 1989 Annual Meeting of Stockholders. Upon approval of the amendments to the Plan by the Company's stockholders at the 1989 Annual Meeting and subject to the further provisions set forth immediately below, each non-employee director of the Company shall be granted an option to purchase 5,000 shares of Common Stock for each completed year of service as a director, up to a maximum of five such options. Upon approval of the amendments to the Plan by the Company's stockholders at the 1989 Annual Meeting, each non-employee director then in office shall immediately be granted an option to purchase 5,000 shares and shall, provided such director continues in office, thereafter be granted additional options upon completion at the 1990, 1991, 1992 and 1993 Annual Meetings of Stockholders of each of his next four years in office. A non-employee director assuming office following approval of the amendments to the Plan by the Company's stockholders shall be granted an option to acquire 5,000 shares immediately following such director's first election by the stockholders of the Company, and shall, provided such director continues in office, thereafter be granted additional options upon completion of each of his next four years in office. Options granted pursuant to the Plan shall be evidenced by Stock Option Agreements in such form as shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares. Until the approval of the amendments to the Plan by the Company's stockholders at the 1989 Annual Meeting of Stockholders, each Stock Option Agreement shall set forth an option to acquire 3,000 shares of Common Stock. Effective upon the approval of the amendments to the Plan by the Company's Stockholders at the 1989 Annual Meeting of Stockholders, each Stock Option Agreement shall set forth an option to acquire 5,000 shares of Common Stock.

     (b) Option Price. The option price for each option granted under the Plan shall be the fair market value of the shares of Common Stock subject to the option on the date of grant of the option. For purposes of the Plan, the "fair market value" of the shares of Common Stock shall be the mean between the high "bid" and the low "asked" prices of the Common Stock in the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") National Market of Over-the-Counter Securities on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded. If the Common Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, the "fair market value" of the shares of Common Stock shall mean the closing price of the Common Stock on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by the National Quotation Bureau, Incorporated or any other national quotation service.

     (c) Medium and Time of Payment. The option price shall be payable in full upon the exercise of an option in cash or by check or in shares of Common Stock already held by the Grantee. In the event that all or part of the option price is paid in shares of Common Stock, the value of such shares shall be equal to the fair market value of such shares on the date of exercise of the option (determined as provided in paragraph 5(b) of the Plan), and the Grantee shall deliver to the Company a certificate or certificates representing such shares duly endorsed to the Company or accompanied by a duly-executed separate instrument of transfer satisfactory to the Board of Directors.

     (d) Term. Each option granted under the Plan shall be exercisable by the Grantee immediately and shall be exercisable, unless earlier terminated as provided hereinafter, until the date ten years after the date of grant of the option on which date the option shall expire to the extent not previously exercised.

     (e) Method of Exercise. All options granted under the Plan shall be exercised by written notice directed to the Secretary of the Company at the Company's principal place of business. Such written notice shall specify the form of payment made by the Grantee or his successor as provided by paragraph 5(c) of the Plan and shall be accompanied by payment in full of the option price for the shares for which such option is being exercised. The Company shall make delivery of certificates representing the shares for which an option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Company to take any action with respect to the shares for which an option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. Certificates representing shares for which options are exercised under the Plan may bear such restrictive legends as may be necessary or desirable in order to comply with applicable federal and state securities laws.

     (f)  Effect of Termination of Directorship or Death.

     (i) Termination of Directorship. Except as otherwise provided in this subparagraph (i) or in subparagraph (ii) next following, upon the termination of the directorship of any Grantee with the Company for any reason, all options held by the Grantee under the Plan shall terminate on the date 120 days following the date of the Grantee's termination to the extent not previously exercised.

     (ii) Death. In the event of the death of a Grantee, the Grantee's personal representatives, heirs or legatees (the "Grantee's Successors") may exercise all or any portion of any option held by the Grantee on the date of his death upon proof satisfactory to the Company of their authority. The Grantee's Successors must exercise any such option within 120 days after the date of the Grantee's death and in any event prior to the date of expiration of the option as provided by paragraph 5(d) of the Plan. Such exercise otherwise shall be subject to the terms and conditions of the Plan.

     (g) Nonassignability of Option Rights. No option shall be assignable or transferable by the Grantee except by will or by the laws of descent and distribution. During the lifetime of the Grantee, the option shall be exercisable only by the Grantee.

     (h) Rights as Stockholder. Neither the Grantee nor the Grantee's Successors shall have rights as a stockholder of the Company with respect to shares of Common Stock covered by the Grantee's option until the Grantee or the Grantee's Successors become the holder of record of such shares. Unless specified in paragraph 6 of the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on which shares are issued upon exercise of an option.

     (i) No Options in Certain Cases. No options shall be granted except within a period of fifteen years after the effective date of the Plan.

     6.  Adjustments.

     (a) Recapitalization. In the event that, after the effective date of the Plan, the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in stock, appropriate adjustments shall be made by the Company's Board of Directors in the number and kind of shares or other securities for which options shall be granted under the Plan. In addition, the Board of Directors upon the occurrence of such an event shall make appropriate adjustments in the number and kind of shares or other securities at to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that each Grantee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of each option and with a corresponding adjustment in the option price per share. Any fractional shares resulting from any of the foregoing adjustments under this subparagraph (a) shall be disregarded and eliminated. All adjustments made by the Board of Directors under this subparagraph (a) shall be final and conclusive.

     (b) Reorganizations; Liquidation. If the Company shall be a party to any reorganization involving a merger, consolidation or acquisition of the stock or the assets of the Company, all options granted under the Plan shall apply with appropriate adjustments as determined by the Board of Directors to the securities of the resulting corporation to which holders of the number of shares of Common Stock subject to such options would have been entitled.

     The adoption of a plan of dissolution or liquidation by the Board of Directors and the stockholders of the Company shall cause every option outstanding under the Plan to become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability and to terminate on the date of consummation of such plan to the extent not exercised prior to such date; provided, however, that in the event of the adoption of a plan of dissolution or liquidation in connection with a reorganization as described in the first sentence of this subparagraph (b), outstanding options shall be governed by and be subject to the provisions of such sentence.

     (c) Rights or Warrants. If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the Common Stock, each Grantee under the Plan shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of the Grantee's option that may be exercised on or prior to the date of the expiration of such rights or warrants.

     7.  Effective Date and Termination of Plan.

     (a) Effective Date. The effective date of the Plan shall be September 7, 1984, the date of its adoption by the Board of Directors of the Company, provided that the stockholders of the Company (acting at a duly called meeting of the stockholders), shall approve the Plan on or before September 6, 1985.

     (b) Termination. The Plan shall terminate fifteen years after its effective date, but the Board of Directors may terminate the Plan at any time prior to such date. Termination of the Plan shall not alter or impair any of the rights or obligations under any option theretofore granted under the Plan unless the Grantee shall so consent.

     8. Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to options granted under the Plan may be used for general corporate purposes.

     9. No Obligation to Exercise Grant. The granting of an option shall impose no obligation upon the Grantee to exercise such option.

     10. Amendment. The Board of Directors of the Company by majority vote may at any time and from time to time amend the Plan; provided, however, that without the approval of the stockholders of the Company, no such amendment shall change:

     (a) The maximum number of shares of Common Stock as to which options may be granted under the Plan (except by operation of the adjustment provisions of the Plan); or

     (b) The date on which the Plan will terminate as provided by paragraph 7(b) of the Plan; or

     (c) The number of shares of Common Stock subject to each option; or

     (d) The option price as provided under paragraph 5(b) of the Plan; or

     (e) The provisions of paragraph 3 of the Plan relating to the determination of non-employee directors to whom options may be granted; or

     (f) The provisions of the Plan in such a manner so as to increase materially (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended) the benefits accruing under the Plan.

     Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any option theretofore granted to such Grantee.

                           NATIONAL DATA CORPORATION
                        1995 PERFORMANCE-BASED EXECUTIVE
                               OFFICER BONUS PLAN


1.   PURPOSES.

     The purposes of the 1995 Performance-Based Executive Officer Bonus Plan are to promote the achievement of annual business plans and performance objectives that are linked to long-range financial and business objectives; and to provide an incentive reward to participants that connects their earnings to favorable business results.

2.   DEFINITIONS.

     The following terms, as used herein, shall have the following meanings:

     a.   NDC shall mean National Data Corporation, a Delaware corporation.
     b. "Annual Base Salary" shall mean: with respect to any Executive Officer, the annual rate of base salary of such Executive Officer in effect as of the first day of any Performance Period (or, if an Executive Officer was not employed as of the first day of a Performance Period, the annual rate of base salary in effect as of such Executive Officers first day of employment).
     c.   "Board" shall mean the Board of Directors of NDC.
     d. "Bonus" shall mean an annual incentive compensation Bonus, granted pursuant to the Plan, which is contingent upon the attainment of Performance Goals with respect to a Performance Period.
     e. "Bonus Agreement" shall mean any written agreement, contract, or other instrument or document between NDC and a Participant evidencing a Bonus.
     f.   "Change in Control" shall mean the occurrence of an event described in
          Section 6(f) hereof.
     g.   "Code" shall mean the Internal Revenue Code of 1986, as amended.
     h.   "Committee" shall mean the Compensation Committee of the Board.
     i.   "Company" shall mean, collectively, NDC and its subsidiaries.
     j. "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.
     k. "Earnings Before Interest, Taxes, Depreciation and Amortization" shall mean net income for the Performance Period eliminating the impact of interest income and expense, income taxes, depreciation and amortization expense.
     l. "Earnings Per Share" shall mean net earnings per share of Stock, excluding the effects of realized gains or losses on investments and the cumulative effect of adopting required accounting changes.
     m. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
     n. "Executive Officer" shall mean any executive officer or key employee selected by the Compensation Committee to participate in the Plan as described in Section 3 hereof.
     o. "Gross Revenue" shall mean total revenue for the Performance Period before subtracting sales returns and allowances.
     p. "Invested Capital" shall mean the aggregate amount of funds invested in the Company from both debt and equity sources measured by the sum of 1) long-term debt and, 2) shareholders equity.

     q. "Net Income" shall mean the net income of the Company for the Performance Period determined in accordance with generally accepted accounting principles and reported in the Companys financial statements for such Performance Period, but before any provision for the cumulative effect of accounting changes required to be adopted by generally accepted accounting principles in respect of such Performance Period.
     r. "Operating Income and/or Margin Percentage of Revenue" shall mean revenue for the Performance Period less operating expenses, consisting of 1) costs of service and 2) sales, general and administrative expenses; and/or Operating Income divided by Net Revenue (gross revenue less sales returns and allowances).
     s. "Participant" shall mean an officer or other employee of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.
     t. "Performance Goal" shall mean the criteria and objectives, determined by the Committee, which must be met during the applicable Performance Period as a condition of the Participants receipt of payment with respect to a Bonus. Performance Goals may include any or all of the following: Net Income; Earnings per Share; Earnings Before Interest, Taxes, Depreciation and Amortization; Operating Income and/or Margin Percentage of Revenue; Profit Contribution; Return on Equity; Return on Invested Capital; or Gross Revenue. Further, the performance goal may be stated in terms of a dollar amount, a percentage increase, a target percentage or as an amount or percent of change over time.
     u. "Performance Period" shall mean the Companys fiscal year, or such other period as determined by the Committee.
     v.   "Plan" shall mean the 1995 Performance-Based Executive Officer Bonus
          Plan.
     w. "Profit Contribution" shall mean Net Income divided by the Net Revenue for the Performance Period.
     x. "Return on Equity" shall mean the quotient obtained by dividing (i) Net Income for a Performance Period by (ii) the average of common shareholders equity of the Company as of the beginning and the end of the Performance Period. Such common shareholders equity shall exclude the effect of unrealized gains and losses recognized in a separate equity component under Financial Accounting Standards Board Statement No. 115.
     y. "Return on Invested Capital" shall mean Net Income divided by Invested Capital.
     z. "Stock" shall mean shares of common stock, par value $.125 per share, of NDC.

3.   ADMINISTRATION.

     The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Bonuses; to determine the persons to whom and the time or times at which Bonuses shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Goals, relating to any Bonus; to determine whether, to what extent, and under what circumstances a Bonus may be settled, canceled, forfeited, or surrendered; to make adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Bonus; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Bonus Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Committee shall consist of two or more persons each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code. The Committee may appoint a chairperson and/or a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Bonus granted hereunder.

4.   ELIGIBILITY.

     Bonuses may be granted to officers and other employees of the Company in the sole discretion of the Committee. Subject to Section 5(b) below, in determining the persons to whom Bonuses shall be granted and the Performance Goals relating to each Bonus, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.   TERMS OF BONUSES.

     Bonuses granted pursuant to the Plan shall be evidenced by a Bonus Agreement in such form as the Committee shall from time to time approve.

     a. In General. The Committee shall specify with respect to each Bonus the minimum, target and maximum levels applicable to each Performance Goal selected and the Performance Period to which they apply. Each performance goal in addition would be subdivided into levels representing (i) the minimum level of achievement below which no Bonus would be made; (ii) the target level at which 100% of the annual Bonus would be payable; and (iii) if the performance goal is exceeded, the maximum level at which the maximum Bonus would be payable. Additional intermediate levels may be determined. Bonuses for any Performance Period may be expressed as a dollar amount or as a percentage of the Participants Annual Base Salary. Unless otherwise approved by the Committee, or except as set forth in Section 6(f) hereof, payment in respect of Bonuses shall be made only if and to the extent the Performance Goals with respect to such Performance Period are attained.
     b. Limits on Bonus Amounts. Notwithstanding anything to the contrary contained in this Section 5, in no event shall payment in respect of Bonuses granted for a Performance Period be made to a Participant who is a Covered Employee in an amount that is equal to the lesser of 150% of the amount payable if the Performance Goal is attained or 75% of such Participants Annual Base Salary. The maximum annual Bonus payable to any one individual shall not exceed $500,000.

     c. Time and Form of Payment. Unless otherwise determined by the Committee, all payments in respect of Bonuses granted under this Plan shall be made, in cash, within a reasonable period after the end of the Performance Period. In the case of Participants who are Covered Employees, unless otherwise determined by the Committee, such payments shall be made only after achievement of the Performance Goals has been certified by the Committee.

6.   GENERAL PROVISIONS.

     a. Compliance with Legal Requirements. The Plan and the granting and payment of Bonuses, and the other obligations of the Company under the Plan and any Bonus Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.
     b. Nontransferability. Bonuses shall not be transferable by a Participant except by will or the laws of descent and distribution.
     c. No Right To Continued Employment. Nothing in the Plan or in any Bonus granted or any Bonus Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Bonus Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participants employment.
     d. Withholding Taxes. The Company shall have the right to withhold the amount of any taxes that the Company may be required to withhold before delivery of payment of a Bonus to the Participant or other person entitled too such payment, or to make such other arrangements for the withholding of taxes that the Company deems satisfactory.
     e. Amendment, Termination and Duration of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment that requires shareholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participants consent, under any Bonus theretofore granted under the Plan. The Plan shall terminate at the completion of the Performance Period that ends in 2005; provided, however, that all payments with respect to Bonuses previously granted under the Plan shall be paid out pursuant to the terms of the Plan.
     f. Change in Control. Notwithstanding any other provision of the Plan to the contrary, if, while any Bonuses remain outstanding under the Plan, a "Change in Control" of NDC (as defined in this Section 6(f) shall occur, the Performance Period outstanding at the time of such Change in Control shall be deemed to have been completed, the maximum level of performance set forth under the respective Performance Goals shall be deemed to have been attained and, unless otherwise provided in any individual employment agreement or Bonus Agreement, and a pro rata portion (based on the number of full and partial months that have elapsed with respect to each Performance Period) of each outstanding Bonus granted to each Participant for the outstanding Performance Period shall become payable in cash to each Participant.

          For purposes of this paragraph 6(f), a Change in Control of NDC shall occur upon the happening of the earliest to occur of the following:

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           (i) any "person," as such term is used in Section 3(a)(9) of the
               Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) NDC, or any of its subsidiaries, (2) any trustee or other fiduciary holding securities under a benefit plan of NDC or any of its subsidiaries, (3) any underwriter temporarily holding securities pursuant to an offering of such securities, or (4) any corporation owned, directly or indirectly, by the shareholders of NDC in substantially the same proportions as their ownership of Stock), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of NDC (not including in the securities benefically owned by such person any securities acquired directly from NDC or its affiliates) representing 30% or more of the combined voting power of NDCs then outstanding voting securities;
          (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with NDC to affect a transaction described in clause (i), (iii), or (iv) of this paragraph (f)) whose election by the Board or nomination for election by NDCs shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;
         (iii) the shareholders of NDC approve a merger or consolidation of NDC with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of NDC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or patent entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of NDC, at least 75% of the combined voting power of the voting securities of NDC or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of NDC (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of NDCs then outstanding securities; or
          (iv) the shareholders of NDC approve a plan of complete liquidation of NDC or an agreement for the sale or disposition by NDC of all or substantially all of NDCs assets (or any transaction having a similar effect).
     g. Participant Rights. No Participant shall have any claim to be granted any Bonus under the Plan, and there is no obligation for uniformity of treatment for Participants.
     h. Unfunded Status of Bonuses. The Plan is intended to constitute an "unfunded" plan for incentive and Bonus, nothing contained in the Plan or any Bonus shall give any such Participant any rights that are greater than those of a general creditor of the Company.
     i. Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Georgia without giving effect to the conflict of laws principles thereof.
     j. Effective Date. The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the shareholders of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Bonuses theretofore made pursuant to the Plan) shall be null and void.

     k. Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the Participants estate shall be deemed to be the grantees beneficiary.
     l. Interpretation. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

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